EXHIBIT 10.09


                                     FORM OF

                     AMENDED AND RESTATED CUSTOMER AGREEMENT

                  THIS AMENDED AND RESTATED CUSTOMER AGREEMENT (this "Agreement"), made as of the ___ day of June, 2000, by and between DEAN WITTER SPECTRUM _________________ L.P., a Delaware limited partnership (the "Customer"), and DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR");

                              W I T N E S S E T H :

                  WHEREAS, the Customer was organized pursuant to a Certificate of Limited Partnership filed in the office of the Secretary of State of the State of Delaware on _________________, and a Limited Partnership Agreement dated as of ________________, as amended, between Demeter Management Corporation, a Delaware corporation ("Demeter"), acting as general partner (in such capacity, the "General Partner"), and the limited partners of the Customer to trade, buy, sell, spread or otherwise acquire, hold, or dispose of commodities (including, but not limited, to foreign currencies, mortgage-backed securities, money market instruments, financial instruments, and any other securities or items which are, or may become, the subject of futures contract trading), domestic and foreign commodity futures contracts, commodity forward contracts, foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies, and any rights pertaining thereto (hereinafter referred to collectively as "futures interests") and securities (such as United States Treasury bills) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds and other securities on a limited basis, and to engage in all activities incident thereto;

                  WHEREAS, the Customer (which is a commodity pool) and the General Partner (which is a registered commodity pool operator) have entered into management agreements (the "Management Agreements") with certain trading advisors (each, a "Trading Advisor" and collectively, the "Trading Advisors"), which provide that the Trading Advisors have authority and responsibility, except in certain limited situations, to direct the investment and reinvestment of the assets of the Customer in futures interests under the terms set forth in the Management Agreements;

                  WHEREAS, the Customer and DWR entered into that certain Amended and Restated Customer Agreement dated as of December 1, 1997 (the "Customer Agreement"), whereby DWR agreed to perform futures interests brokerage and certain other services for the Customer; and

                  WHEREAS, the Customer and DWR wish to amend and restate the Customer Agreement to set forth the terms and conditions upon which DWR will continue to perform certain non-clearing futures interests brokerage and certain other services for the Customer;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not defined herein shall have the meaning given to them in the Customer's most recent prospectus as filed with the Securities and Exchange Commission (the "Prospectus") relating to the offering of units of limited partnership interest of the Customer (the "Units") and in any amendment or supplement to the Prospectus.

                  2. Duties of DWR. DWR agrees to act as a non-clearing commodity broker for the Customer and introduce the Customer's accounts to Morgan Stanley & Co. Incorporated ("MS & Co") and Morgan Stanley & Co. International Limited ("MSIL") for execution and clearing of futures interests transactions on behalf of the Customer in accordance with instructions provided by the Trading Advisors, and the Customer agrees to retain DWR as a non-clearing commodity broker for the term of this Agreement.

                  DWR agrees to furnish to the Customer as soon as practicable all of the information from time to time in its possession which Demeter, as the general partner of the Customer, is required to furnish to the Limited Partners pursuant to the Limited Partnership Agreement as from time to time in effect and as required by applicable law, rules, or regulations and to perform such other services for the Customer as are set forth herein and in the Prospectus.

                  3. Obligations and Expenses. Except as otherwise set forth herein and in the Prospectus, the Customer, and not DWR, shall be responsible for all taxes, management and incentive fees to the Trading Advisors, brokerage fees to DWR, and all extraordinary expenses incurred by it. DWR shall pay all of the organizational, initial and continuing offering, and ordinary administrative expenses of the Customer (including, but not limited to, legal, accounting, and auditing fees, printing costs, filing fees, escrow fees, marketing costs and expenses and other related expenses) and all charges of MS & Co. and MSIL for executing and clearing the Customer's futures interests trades (as described in paragraph 5 below), and shall not be reimbursed therefor.

                  4. Agreement Nonexclusive. DWR shall be free to render services of the nature to be rendered to the Customer hereunder to other persons or entities in addition to the Customer, and the parties acknowledge that DWR may render such services to additional entities similar in nature to the Customer, including other partnerships organized with Demeter as their general partner. It is expressly understood and agreed that this Agreement is nonexclusive and that the Customer has no obligation to execute any or all of its trades for futures interests through DWR. The parties acknowledge that the Customer may utilize such other broker or brokers as Demeter may direct from time to time. The Customer's utilization of an additional commodity broker shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Customer and DWR hereunder.

                  5. Compensation of DWR. The Customer will pay brokerage fees to DWR at a monthly flat-rate. The Customer will pay to DWR a monthly flat-rate fee of 1/12 of ____% of the Customer's Net Assets (a ____% annual rate) as of the first day of each month. DWR will receive such brokerage fees irrespective of the number of trades executed on the Customer's behalf.

                  DWR will pay or reimburse Customer, from brokerage fees received by it, all charges of MS & Co. and MSIL for executing and clearing trades for the Customer, including floor brokerage fees, exchange fees, clearinghouse fees, NFA fees, "give up" fees, any taxes (other than income taxes), any third party clearing costs incurred by MS & Co. and MSIL, and costs associated with taking delivery of futures interests.

                  From time to time, DWR may increase or decrease brokerage fees to be charged to the Customer; provided, however, that: (i) notice of such increase is mailed to each Limited Partner at least five business days prior to the last date on which a "Request for Redemption" must be received by the General Partner with respect to the applicable Redemption Date; and (ii) such notice shall describe the redemption and voting rights of Limited Partners.

                  Notwithstanding the foregoing, the Customer's expenses are subject to the following limits: (a) if the Customer were to pay roundturn brokerage commissions, the brokerage commissions (excluding transaction fees and costs) payable by the Customer to DWR shall not exceed 80% of DWR's published non-member rates for speculative accounts and (b) the aggregate of (i) brokerage commissions (or fees) payable to DWR, (ii) transaction fees and costs payable by the Customer, and (iii) net excess interest and compensating balance benefits to DWR (after crediting the Customer with interest as described in the Prospectus) shall not exceed 14% annually of the Customer's average month-end Net Assets during each calendar year.

                  6. Investment Discretion. The parties recognize that DWR shall have no authority to direct the futures interests investments to be made for the Customer's account. However, the parties agree that DWR, and not the Trading Advisors, shall have the authority and responsibility with regard to the investment, maintenance, and management of the Customer's assets that are held in segregated or secured accounts, as provided in Section 7 hereof.

                  7. Investment of Customer Funds. The Customer shall deposit its assets in accounts with DWR. The Customer's assets deposited with DWR will be segregated or secured in accordance with the Commodity Exchange Act and CFTC regulations. DWR will credit the Customer with interest income at month-end at the rate earned by DWR on its U.S. Treasury Bill investments with customer segregated funds as if 80% of the Customer's average daily Net Assets for the month were invested in U.S. Treasury Bills. All of such funds will be available for margin for the Customer's trading. For the purpose of such interest payments, Net Assets will not include monies due to the Customer on or with respect to forward contracts and other futures interests but not actually received by it from banks, brokers, dealers and other persons. The Customer understands that it will not receive any other interest income on its assets and that DWR will receive interest income from MS & Co. and MSIL, as agreed from time to time by DWR and MS & Co. and MSIL, on the Customer's assets deposited as margin with MS & Co. and MSIL. The Customer's funds will either be invested along with other customer segregated and secured funds of DWR or held in non-interest bearing bank accounts. The Customer's assets held by DWR may be used solely as margin for the Customer's trading.

                  Ownership of the right to receive interest on the Customer's assets pursuant to the preceding paragraph shall be reflected and maintained and may be transferred only on the books and records of DWR. Any purported transfer of such ownership shall not be effective or recognized until such transfer shall have been recorded on the books and records of DWR.

                  8. Standard of Liability and Indemnity. Subject to Section 2 hereof, DWR and its affiliates (as defined below) shall not be liable to the Customer, the General Partner or Limited Partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which DWR determines, in good faith, to be in the best interests of the Customer, unless such act, omission, conduct, or activity by DWR or its affiliates constituted misconduct or negligence.

                  The Customer shall indemnify, defend and hold harmless DWR and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct or activity undertaken by DWR on behalf of the Customer pursuant to this Agreement, including, without limitation, any demands, claims or lawsuits initiated by a Limited Partner (or assignee thereof), provided that (i) DWR has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct, or activity that was the basis for such loss, liability, damage, cost, or expense was not the result of misconduct or negligence. Notwithstanding anything to the contrary contained in the foregoing, neither DWR nor any of its affiliates shall be indemnified by the Customer for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws unless (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC, and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a Limited Partner in the right of the Customer to which DWR or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in this Section 8. The Customer shall make advances to DWR or its affiliates hereunder only if: (i) the demand, claim, lawsuit, or legal action relates to the performance of duties or services by such persons to the Customer; (ii) such demand, claim, lawsuit, or legal action is not initiated by a Limited Partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  DWR shall indemnify, defend and hold harmless the Customer and its successors or assigns from and against any losses, liabilities, damages, costs, or expenses (including in connection with the defense or settlement of claims; provided DWR has approved such settlement) incurred as a result of the activities of DWR or its affiliates, provided, further, that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence.

                  The indemnities provided in this Section 8 by the Customer to DWR and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of DWR contained in this Agreement to the extent caused by such breach. Likewise, the indemnities provided in this Section 8 by DWR to the Customer and any of its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such breach.

                  As used in this Section 8, the term "affiliate" of DWR shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of DWR; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by DWR; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, DWR; or
(iv) any officer or director of DWR. Notwithstanding the foregoing, "affiliates" for purposes of this Section 8 shall include only those persons acting on behalf of DWR within the scope of the authority of DWR, as set forth in this Agreement.

                  9. Term. This Agreement shall continue in effect until terminated by either party giving not less than 60 days' prior written notice of termination to the other party. Any such termination by either party shall be without penalty.

                  10. Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

                  11. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party.

                  12. Amendment. This Agreement may not be amended except by the written consent of the parties and provided such amendment is consistent with the Prospectus.

                  13. Notices. All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                  if to the Customer:

                           DEAN WITTER SPECTRUM ________________L.P.

                           c/o Demeter Management Corporation
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Robert E. Murray
                                    President and Chairman

                  if to DWR:

                           DEAN WITTER REYNOLDS INC.

                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Robert E. Murray
                                    Senior Vice President

                  14. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  15. Headings. Headings of Sections herein are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  16. Incorporation by Reference. The Futures Customer Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                    DEAN WITTER SPECTRUM ____________ L.P.

                                    By:  Demeter Management Corporation,

                                    General Partner

                                    By:
                                       ----------------------------------------
                                                  Robert E. Murray
                                                  President and Chairman

                                    DEAN WITTER REYNOLDS INC.

                                    By:
                                       ----------------------------------------
                                                  Robert E. Murray
                                                  Senior Vice President

Futures Customer Agreement

In consideration of the acceptance by Dean Witter Reynolds Inc. ("DWR") of one or more accounts of the undersigned ("Customer") (if more than one account is carried by DWR, all are covered by this Agreement and are referred to collectively as the "Account") and DWR's agreement to act as Customer's broker for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, commodity futures contracts and commodity options, Customer agrees as follows:

1. APPLICABLE RULES AND REGULATIONS - The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for DWR's protection and DWR's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. DWR shall not be liable to Customer as a result of any action by DWR, its officers, directors, employees or agents to comply with any rule or regulation.

2.       PAYMENTS TO DWR - Customer agrees to pay to DWR immediately on request
         (a) commissions, fees and service charges as are in effect from time to time together with all applicable regulatory and self-regulatory organization and exchange fees, charges and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the account; and (c) interest on such debit balance or liability at the prevailing rate charged by DWR at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable costs and attorney's fees incurred in collecting any such debit balance or liability. Customer acknowledges that DWR may charge commissions at other rates to other customers.

3. CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN - Customer shall at all times and without prior notice or demand from DWR maintain adequate margins in the account so as continually to meet the original and maintenance margin requirements established by DWR for Customer. DWR may change such requirements from time to time at DWR's discretion. Such margin requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from DWR's requirements for other customers. Customer agrees, when so requested, immediately to wire transfer margin funds and to furnish DWR with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that DWR may receive and retain as its own any interest, increment, profit, gain or benefit directly or indirectly, accruing from any of the funds DWR receives from Customer.

4.       DELIVERY; OPTION EXERCISE

         (a) Customer acknowledges that the making or accepting of delivery pursuant to a futures contract may involve a much higher degree of risk than liquidating a position by offset. DWR has no control over and makes no warranty with respect to grade, quality or tolerances of any commodity delivered in fulfillment of a contract.

         (b) Customer agrees to give DWR timely notice and immediately on request to inform DWR if Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested, Customer shall provide DWR with satisfactory assurances that Customer can fulfill Customer's obligation to make or take delivery under any contract. Customer shall furnish DWR with property deliverable by it under any contract in accordance with DWR's instructions.

         (c) DWR shall not have any obligation to exercise any long option contract unless Customer has furnished DWR with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract.

5. FOREIGN CURRENCY - If DWR enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's account and risk and (b) unless another currency is designated in DWR's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by DWR in its discretion on the basis of then prevailing market rates of exchange for such foreign currency.

6. DWR MAY LIMIT POSITIONS HELD - Customer agrees that DWR, at its discretion, may limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees (a) not to make any trade which would have the effect of exceeding such limits, (b) that DWR may require Customer to reduce open positions carried with DWR and (c) that DWR may refuse to accept orders to establish new positions. DWR may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify DWR promptly if customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7. NO WARRANTY AS TO INFORMATION OR RECOMMENDATION - Customer acknowledges that:

         (a) Any market recommendations and information DWR may communicate to Customer, although based upon information obtained from sources believed by DWR to be reliable, may be incomplete and not subject to verification;

         (b) DWR makes no representation, warranty or guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to Customer;

         (c) recommendations to Customer as to any particular transaction at any given time may differ among DWR's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by DWR in its market letters or otherwise; and

         (d) DWR has no obligation or responsibility to update any market recommendations or information it communicates to Customer.

                  Customer understands that DWR and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests which are the subject of market recommendations furnished to Customer, and that the market positions of DWR or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by DWR.

8. LIMITS ON DWR DUTIES; LIABILITY - Customer agrees:

         (a) that DWR has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

         (b) that the commissions which DWR receives are consideration solely for the execution, reporting and carrying of Customer's trades;

         (c) that if Customer has authorized any third party or parties to place orders or effect transactions on behalf of Customer in any Account, each such party has been selected by Customer based on its own evaluation and assessment of such party and that such party is solely the agent of Customer, and if any such party allocates commodity interests among its customers, Customer has reviewed each such party's commodity interest allocation system, has satisfied itself that such allocation system is fair and will seek recovery solely from such party to recover any damages sustained by Customer as the result of any allocation made by such party; and

         (d) to waive any and all claims, rights or causes of action which Customer has or may have against DWR or its officers, employees and agents (i) arising in whole or in part, directly or indirectly, out of any act or omission of any person, whether or not legally deemed an agent of DWR, who refers or introduces Customer to DWR or places orders for Customer and
                  (ii) for any punitive damages and to limit any claims arising out of this Agreement or the Account to Customer's direct out-of-pocket damages.

9. EXTRAORDINARY EVENTS - Customer shall have no claim against DWR for any loss, damage, liability, cost, charge, expense, penalty, fine or tax caused directly or indirectly by (a) governmental, court, exchange, regulatory or self-regulatory organization restrictions, regulations, rules, decisions or orders, (b) suspension or termination of trading,
         (c) war or civil or labor disturbance, (d) delay or inaccuracy in the transmission or reporting of orders due to a breakdown or failure of computer services, transmission or communication facilities, (e) the failure or delay by any exchange to enforce its rules or to pay to DWR any margin due in respect of Customer's Account, (f) the failure or delay by any bank, trust company, clearing organization or other person which, pursuant to applicable exchange rules, is holding Customer funds, securities or other property to pay or deliver the same to DWR or (g) any other cause or causes beyond DWR's control.

10. INDEMNIFICATION OF DWR - Customer agrees to indemnify, defend and hold harmless DWR and its officers, employees and agents from and against any loss, cost, claim, damage (including any consequential cost, loss or damage), liability or expense (including reasonable attorneys' fees) and any fine, sanction or penalty made or imposed by any regulatory or self-regulatory authority or any exchange as the result, directly or indirectly, of:

         (a) Customer's failure or refusal to comply with any provision of this Agreement or perform any obligation on its part to be performed pursuant to this Agreement; and

         (b) Customer's failure to timely deliver any security, commodity or other property previously sold by DWR on Customer's behalf.

11 NOTICES; TRANSMITTALS - DWR shall transmit all communications to Customer at Customer's address, telefax or telephone number set forth in the accompanying Futures Account Application or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to DWR (except routine inquiries concerning the Account) to 130 Liberty Street, New York, NY 10006, Attention:
         Futures Compliance Officer. All payments and deliveries to DWR shall be made as instructed by DWR from time to time and shall be deemed received only when actually received by DWR.

12. CONFIRMATION CONCLUSIVE - Confirmation of trades and any other notices sent to Customer shall be conclusive and binding on Customer unless Customer or Customer's agent notifies DWR to the contrary (a) in the case of an oral report, orally at the time received by Customer or its agent or (b) in the case of a written report or notice, in writing prior to opening of trading on the business day next following receipt of the report. In addition, if Customer has not received a written confirmation that a commodity interest transaction has been executed within three business days after Customer has placed an order with DWR to effect such transaction, and has been informed or believes that such order has been or should have been executed, then Customer immediately shall notify DWR thereof. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such transaction. Anything in this Section 12 withstanding, neither Customer nor DWR shall be bound by any transaction or price reported in error.

13. SECURITY INTEREST - All money and property ("collateral") now or at any future time held in Customer's Account, or otherwise held by DWR for Customer, is subject to a security interest in DWR's favor to secure any indebtedness at any time owing to it by Customer. DWR, in its discretion, may liquidate any collateral to satisfy any margin or Account deficiencies or to transfer the collateral to the general ledger account of DWR.

14. TRANSFER OF FUNDS - At any time and from time to time and without prior notice to Customer, DWR may transfer from one account to another account in which Customer has any interest, such excess funds, equities, securities or other property as in DWR's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other accounts except that no such transfer may be made from a segregated account subject to the Commodity Exchange Act to another account maintained by Customer unless either Customer has authorized such transfer in writing or DWR is effecting such transfer to enforce DWR's security interest pursuant to Section
         13. DWR promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15. DWR'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS - In addition to all other rights of DWR set forth in this Agreement:

         (a) when directed or required by a regulatory or self-regulatory organization or exchange having jurisdiction over DWR or the Account;

         (b) whenever, in its discretion, DWR considers it necessary for its protection because of margin requirements or otherwise;

         (c) if Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with DWR;

         (d) if a case in bankruptcy is commenced or if a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer, or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer (or any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;

         (e)      DWR is informed of Customer's death or mental incapacity; or

         (f) if an attachment or similar order is levied against the Account or any other account maintained by Customer or any affiliate of Customer with DWR;

         DWR shall have the right to (i) satisfy any obligations due DWR out of any Customer's property in DWR's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, (iii) cancel any or all of Customer's outstanding orders, (iv) treat any or all of Customer's obligations due DWR as immediately due and payable, (v) sell any or all of Customer's property in DWR's custody or control in such manner as DWR determines to be commercially reasonable, and/or (vi) terminate any or all of DWR's obligations for future performance to Customer, all without any notice to or demand on Customer. Any sale hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of DWR's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each account upon demand whether occurring upon a liquidation as provided under this Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees).

16. CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS - Customer represents and warrants to and agrees with DWR that:

         (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby and (i) if a corporation or a limited liability company, is duly organized under the laws of the jurisdiction set forth in the accompanying Futures Account Application, or (ii) if a partnership, is duly organized pursuant to a written partnership agreement and the general partner executing this Agreement is duly authorized to do so under the partnership agreement;

         (b) Neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant introducing broker, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to DWR;

         (c) The accompanying Futures Account Application and Personal Financial Statements, if applicable, (including any financial statements furnished in connection therewith) are true, correct and complete. Except as disclosed on the accompanying Futures Account Application or otherwise provided in writing,
                  (i) Customer is not a commodity pool or is exempt from registration under the rules of the Commission, and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer. Customer hereby authorizes DWR to contact such banks, financial institutions and credit agencies as DWR shall deem appropriate for verification of the information contained herein.

         (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

         (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or the United States Department of Justice documents (such as contracts, confirmations, telex printouts, invoices and documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

         (f) Customer consents to the electronic recording, at DWR's discretion, of any or all telephone conversations with DWR (without automatic tone warning device), the use of same as evidence by either party in any action or proceeding arising out of the Agreement and in DWR's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

         (g) Absent a separate written agreement between Customer and DWR with respect to give-ups, DWR, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to DWR for clearance and/or carrying in the Account;

         (h) DWR, for and on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an exchange, that DWR shall not be liable or obligated to Customer for any loss, damage, liability, cost or expense (including but not limited to loss of profits, loss of use, incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any fault, delay, omission, inaccuracy or termination of a system or DWR's inability to enter, cancel or modify an order on behalf of Customer on or through a system. The provisions of this Section 16(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach of fiduciary obligations or otherwise; and

         (i) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

         Customer agrees to promptly notify DWR in writing if any of the warranties and representations contained in this Section 16 becomes inaccurate or in any way ceases to be true, complete and correct.

17. SUCCESSORS AND ASSIGNS - This Agreement shall inure to the benefit of DWR, its successors and assigns, and shall be binding upon Customer and Customer's executors, trustees, administrators, successors and assigns, provided, however, that this Agreement is not assignable by Customer without the prior written consent of DWR.

18. MODIFICATION OF AGREEMENT BY DWR; NON-WAIVER PROVISION - This Agreement may only be altered, modified or amended by mutual written consent of the parties, except that if DWR notifies Customer of a change in this Agreement and Customer thereafter effects a commodity interest transaction in an account, Customer agrees that such action by Customer will constitute consent by Customer to such change. No employee of DWR other than DWR's General Counsel or his or her designee, has any authority to alter, modify, amend or waive in any respect any of the terms of this Agreement. The rights and remedies conferred upon DWR shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

19. SEVERABILITY - If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

20. CAPTIONS - All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

21. TERMINATION - This Agreement shall continue in force until written notice of termination is given by Customer or DWR. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each account to another futures commission merchant.

22. ENTIRE AGREEMENT - This Agreement constitutes the entire agreement between Customer and DWR with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

23.      GOVERNING LAW; CONSENT TO JURISDICTION -

         (a) In case of a dispute between Customer and DWR arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of New York without regard to principles of conflicts of laws, and (ii) Customer will bring any legal proceeding against DWR in, and Customer hereby consents in any legal proceeding by DWR to the jurisdiction of, any state or federal court located within the State and City of New York in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to DWR shall be deemed a proper service of process on the undersigned.

         (b) Notwithstanding the provisions of Section 23 (a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in
                  Section 24. Notwithstanding such election, any question relating to whether Customer or DWR has commenced an arbitration proceeding in a timely manner, whether a dispute is within the scope of the Arbitration Agreement or whether a party (other than Customer or DWR) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in Section 23 (a)(ii).

24. ARBITRATION AGREEMENT (OPTIONAL) - Every dispute between Customer and DWR arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transaction giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to DWR at 130 Liberty Street, 29th Floor, New York, NY 10006; Attention: Deputy General Counsel, within 45 days after demand by DWR that the Customer make such election, then DWR may make such election. DWR agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         IN ADDITION TO FOREIGN FORUMS, THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

         THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

         BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY

         CLAIMS OR COUNTERCLAIMS WHICH YOU OR DWR MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER
         SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF DWR INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

         YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH DWR. See 17 CFR 180.1-180.5. ACCEPTANCE OF THIS ARBITRATION AGREEMENT REQUIRES A SEPARATE SIGNATURE ON PAGE 8.

25. CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL) - Without its prior notice, Customer agrees that when DWR executes sell or buy orders on Customer's behalf, DWR, its directors, officers, employees, agents, affiliates, and any floor broker may take the other side of Customer's transaction through any account of such person subject to its being executed at prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

26. AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL) - Without limiting other provisions herein, DWR is authorized to transfer from any segregated account subject to the Commodity Exchange Act carried by DWR for the Customer to any other account carried by DWR for the Customer such amount of excess funds as in DWR's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said account. It is understood that DWR will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

27. SUBORDINATION AGREEMENT (Applies only to Accounts with funds held in foreign countries) - Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

         If authorized below, Customer authorizes the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions. In order to avoid the possible dilution of other customer funds, a customer who has funds held outside the United States agrees by accepting this subordination agreement that his claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) DWR is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

         By initialing the Subordination Agreement below, Customer agrees that if both of the conditions listed above occur, its claim against DWR's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of DWR.

OPTIONAL ELECTIONS

The following provisions, which are set forth in this agreement, need not be entered into to open the Account. Customer agrees that its optional elections are as follows:

                                            Signature required for each election

ARBITRATION AGREEMENT:

(Agreement Paragraph 24)
                                            -----------------------------------

CONSENT TO TAKE THE OTHER SIDE OF ORDERS:

(Agreement Paragraph 25)                    X
                                            -----------------------------------

AUTHORIZATION TO TRANSFER FUNDS:

(Agreement Paragraph 26)                    X
                                            -----------------------------------

ACKNOWLEDGEMENT TO SUBORDINATION AGREEMENT

(Agreement Paragraph 27)                    X
                                            -----------------------------------
                                            (Required for accounts holding
                                             non-U.S. currency)

--------------------------------------------------------------------------------

HEDGE ELECTION

     Customer confirms that all transactions in the Account will represent bona fide hedging transactions, as defined by the Commodity Futures Trading Commission, unless DWR is notified otherwise not later than the time an
     order is placed for the Account [check box if applicable]:            / /

Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of DWR's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

     A. Liquidate all open contracts without first seeking instructions either
        from or on behalf of Customer.                                     / /

     B. Attempt to obtain instructions with respect to the disposition of all open contracts. (If neither box is checked, Customer shall be deemed
        to elect A)                                                        / /

--------------------------------------------------------------------------------

ACKNOWLEDGEMENT OF RECEIPT OF RISK DISCLOSURE STATEMENTS

The undersigned each hereby acknowledges its separate receipt from DWR, and its understanding of each of the following documents prior to the opening of the account:

* Risk Disclosure Statement for Futures and Options (in the        * Project ATM Customer Information Statement
  form prescribed by CFTC Regulation 1.55(c))

* LME Risk Warning Notice                                          * Questions & Answers on Flexible Options Trading at the
                                                                     CBOT

* Dean Witter Order Presumption for After Hours Electronic         * CME Average Pricing System Disclosure Statement
  Markets

* NYMEX ACCESSSM Risk Disclosure Statement                         * Special Notice to Foreign Brokers and Foreign Traders
* Globex(R) Customer Information and Risk Disclosure Statement

--------------------------------------------------------------------------------

REQUIRED SIGNATURES

The undersigned has received, read, understands and agrees to all the provisions of this Agreement and the separate risk disclosure statements enumerated above and agrees to promptly notify DWR in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

MORGAN STANLEY DEAN WITTER SPECTRUM ___________________ L.P.

--------------------------------------------------------------------------------
CUSTOMER NAME(S)

By:      DEMETER MANAGEMENT CORPORATION

By:
-------------------------------------------------  -----------------------------
AUTHORIZED SIGNATURE(S)                               DATE

--------------------------------------------------------------------------------
Robert E. Murray, President

--------------------------------------------------------------------------------
(If applicable, print name and title of signatory)

                                                                   EXHIBIT 10.10


                                     FORM OF

                      COMMODITY FUTURES CUSTOMER AGREEMENT

                                     BETWEEN

            Morgan Stanley Dean Witter Spectrum _______________ L.P.

                                       AND

                        MORGAN STANLEY & CO. INCORPORATED

         This Commodity Futures Customer Agreement ("Agreement"), dated as of June ___, 2000 between Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Morgan Stanley Dean Witter Spectrum ________________ L.P. ("Customer"), and acknowledged and agreed to Dean Witter Reynolds Inc., the non-clearing commodity broker for the Customer ("DWR"), shall govern the purchase and sale by Morgan Stanley of commodity futures contracts and options thereon (collectively, "Contracts") for the account and risk of Customer through one or more accounts carried by Morgan Stanley on behalf and in the name of Customer (collectively, the "Account").


         1. Applicable Law. The Account and all transactions and agreements in respect of the Account shall be subject to all applicable Federal, state, exchange, clearing house and self-regulatory agency rules, regulations and interpretations and custom and usage of the trade. All such rules, regulations, interpretations, custom and usage are hereinafter collectively referred to as "Applicable Law."

         2. Customer's Representations and Warranties. Customer represents and warrants that (a) Customer has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Customer is authorized to do so; (b) this Agreement is binding on Customer and enforceable against Customer in accordance with its terms; (c) Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through Morgan Stanley; (d) transactions entered into pursuant to this Agreement will not violate any applicable law (including any Applicable
Law) to which Customer is subject or any agreement to which Customer is subject or a party; and (e) all information provided by Customer in the Account Application preceding this Agreement (which Application and the information contained therein hereby is incorporated into this Agreement) is true and correct and Customer shall immediately (and in no event later than within one business day) notify Morgan Stanley of any change in such information.

         3.       Payment and Interest Obligations.

                  (a) Compensation Payments to Morgan Stanley. Customer shall pay Morgan Stanley upon demand (a) all floor brokerage charges, give-up fees, contract market, clearing house, National Futures Association ("NFA") or clearing member fees or charges; (b) any tax imposed on such transactions by any competent taxing authority; (c) the amount of any trading losses in the Account;
(d) any debit balance or deficiency in the Account; and (e) any other amounts owed by Customer to Morgan Stanley with respect to the Account or any transactions therein. DWR shall pay Morgan Stanley such charges with respect to the execution and clearing of trades for Customer as DWR and Morgan Stanley shall agree from time to time.

                  (b) Payment of Interest. The Customer's assets deposited with Morgan Stanley will be segregated or secured in accordance with the Commodity Exchange Act and regulations of the Commodity Futures Trading Commission ("CFTC") and will be invested in accord with Morgan Stanley's customary practice for investment of its futures customer funds. All of Customer's funds will be available for margin for the Customer's trading. Morgan Stanley shall pay to DWR at each month-end interest on Customer's funds in its possession as agreed between Morgan Stanley and DWR from time to time. The Customer understands that it will not receive any interest income on its assets held by Morgan Stanley other than that paid by DWR pursuant to the Customer's DWR Customer Agreement. DWR shall pay Morgan Stanley interest on any debit balances in the Account at such rates as Morgan Stanley and DWR shall agree from time to time.

                  (c) Netting. The parties agree that all payment obligations of Customer to Morgan Stanley under this Agreement and all payment obligations of Morgan Stanley to Customer under this Agreement will be netted against each other to result in one net payment amount.

         4.       Customer's Events Of Default; Morgan Stanley's Remedies.

                  (a) Events of Default. As used herein, each of the following shall be deemed an "Event of Default": (i) the commencement of a case under any Federal or state bankruptcy, insolvency or reorganization law, or the filing of a petition for the appointment of a receiver by or against Customer, an assignment made by Customer for the benefit of creditors, an admission in writing by Customer that it is insolvent or is unable to pay its debts when they mature, or the suspension by the Customer of its usual business or any material portion thereof; (ii) the issuance of any warrant or order of attachment against the Account or the levy of a judgment against the Account; (iii) if Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with a governmental agency or body, or the receipt of a notice of intent to terminate Customer from a governmental agency or body, or the inability of Customer to pay benefits under the relevant employment benefit plan when due; (iv) the failure by Customer to deposit or maintain margins, to pay required premiums, or to make payments required by
Section 3 hereof; (v) the failure by Customer to perform, in any material respect, its obligations hereunder.

                (b) Remedies. Upon the occurrence of an Event of Default or in the event Morgan Stanley, in its sole and absolute discretion, considers it necessary for its protection, Morgan Stanley shall have the right, in addition to any other remedy available to Morgan Stanley at law or in equity, and in addition to any other action Morgan Stanley may deem appropriate under the circumstances, to liquidate any or all open Contracts held in or for the Account, sell any or all of the securities or other property of Customer held by Morgan Stanley and to apply the proceeds thereof to any amounts owed by Customer to Morgan Stanley, borrow or buy any options, securities, Contracts or other property for the Account and cancel any unfilled orders for the purchase or sale of Contracts for the Account, or take such other or further actions Morgan Stanley, in its reasonable discretion, deems necessary or appropriate for its protection, all without demand for margin and without notice or advertisement. Any such action may be made at the discretion of Morgan Stanley in any commercially reasonable manner. In the event Morgan Stanley's position would not be jeopardized thereby, Morgan Stanley will make reasonable efforts under the circumstances to notify Customer prior to taking any such action. A prior demand or margin call of any kind from Morgan Stanley or prior notice from Morgan Stanley shall not be considered a waiver of Morgan Stanley's right to take any action without notice or demand. In the event Morgan Stanley exercises any remedies available to it under this Agreement, Customer shall reimburse, compensate and indemnify Morgan Stanley for any and all costs, losses, penalties, fines, taxes and damages that Morgan Stanley may incur, including reasonable attorneys' fees incurred in connection with the exercise of its remedies and the recovery of any such costs, losses, penalties, fines, taxes and damages.

         5.       Standard of Liability and Indemnification.

                  (a) Standard of Liability. Morgan Stanley and its affiliates (as defined below) shall not be liable to Customer, the general partner or the limited partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which Morgan Stanley determines, in good faith, to be in the best interest of the Customer, unless such act, omission, conduct, or activity by Morgan Stanley or its affiliates constituted misconduct or negligence. Without limiting the foregoing, Morgan Stanley shall have no responsibility or liability to Customer hereunder (i) in connection with the performance or non-performance by any contract market, clearing house, clearing firm or other third party (including floor brokers not selected by Morgan Stanley and banks) to Morgan Stanley of its obligations in respect of any Contract or other property of Customer; (ii) as a result of any prediction, recommendation or advice made or given by a representative of Morgan Stanley whether or not made or given at the request of Customer; (iii) as a result of Morgan Stanley's reliance on any instructions, notices and communications that it believes to be that of an individual authorized to act on behalf of Customer;
(iv) as a result of any delay in the performance or non-performance of any of Morgan Stanley's obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control of Morgan Stanley including, but not limited to, the unscheduled closure of an exchange or contract market or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems (including, without limitation, GLOBEX, ACCESS, or other electronic trading systems, facilities or services), it being understood that Morgan Stanley shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (v) as a result of any action taken by Morgan Stanley or its floor brokers to comply with Applicable Law; or (vi) for any acts or omissions of those neither employed nor supervised by Morgan Stanley. In no event will Morgan Stanley be liable to Customer for consequential, incidental or special damages hereunder.

                  (b) Indemnification by Customer. Customer shall indemnify, defend and hold harmless Morgan Stanley and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by Morgan Stanley on behalf of Customer, including, without limitation, any demands, claims or lawsuits initiated by a limited partner (or assignee thereof); provided that (i) Morgan Stanley has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct or activity that was the basis for such loss, liability, damage, cost or expense was not the result of misconduct or negligence. Notwithstanding the foregoing, no indemnification of Morgan Stanley or its affiliates by Customer shall be permitted for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided with regard to such court approval, the indemnitee must apprise the court of the position of the SEC and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim that they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a limited partner in the right of Customer to which Morgan Stanley or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in the Delaware Revised Uniform Limited Partnership Act, as amended, and this Section 5. The Customer shall make advances to Morgan Stanley or its affiliates hereunder only if: (i) the demand, claim lawsuit or legal action relates to the performance of duties or services by such persons to Customer; (ii) such demand, claim lawsuit or legal action is not initiated by a limited partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  (c) Indemnification by Morgan Stanley. Morgan Stanley shall indemnify, defend and hold harmless Customer and its successors or assigns from and against any losses, liabilities, damages, costs or expenses (including in connection with the defense or settlement of claims; provided Morgan Stanley has approved such settlement) incurred as a direct result of the activities of Morgan Stanley or its affiliates, provided, further, that the act, omission, conduct or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence of Morgan Stanley or its affiliates.

                  (d) Limitation on Indemnities. The indemnities provided in this Section 5 by Customer to Morgan Stanley and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any agreement of Morgan Stanley contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 5 by Morgan Stanley to Customer and its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any representation, warranty or agreement of Customer contained in this Agreement to the extent caused by such breach.

                  (e) Definition of "Affiliate." As used in this Section 5, the term "affiliate" of Morgan Stanley shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of Morgan Stanley; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by Morgan Stanley; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, Morgan Stanley; or
(iv) any officer or director of Morgan Stanley. Notwithstanding the foregoing, "affiliates" for purposes of this Section 5 shall include only those persons acting on behalf of Morgan Stanley and performing services for Customer within the scope of the authority of Morgan Stanley, as set forth in this Agreement.

         6. General Agreements. The parties agree that:

                (a) Morgan Stanley's Responsibility. Morgan Stanley is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer. Morgan Stanley shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

                           Morgan Stanley agrees to furnish to the Customer as
soon as practicable all of the information from time to time in its possession which Customer may be required to furnish to its limited partners pursuant to its limited partnership agreement and as otherwise required by Applicable Law. Morgan Stanley shall disclose such information regarding itself and its affiliates (including, without limitation, financial statements) as may be required by the Customer for SEC, CFTC and state blue sky disclosure purposes. Morgan Stanley agrees to notify the applicable trading advisor for the Customer (each a "Trading Advisor") immediately upon discovery of any error committed by Morgan Stanley or any of its agents with respect to a trade for the Customer's account which Morgan Stanley believes was not executed or cleared in accordance with proper instructions given by the Customer, its Trading Advisors or any other authorized agent of Customer. Errors made by floor brokers appointed or selected by Morgan Stanley shall constitute errors made by Morgan Stanley. However, Morgan Stanley shall not be responsible for errors committed by the Trading Advisors.

                           Morgan Stanley agrees to report to DWR its own errors
and the errors of any Trading Advisor for the Account which Morgan Stanley becomes aware of, provided that such reporting may be via telephone. Notwithstanding the foregoing, the failure to comply with such reporting obligation does not increase Morgan Stanley's liability for its own errors beyond that otherwise expressly set forth in this Agreement, nor does it make Morgan Stanley in any way responsible for errors committed by the Trading Advisors.

                           Morgan Stanley acknowledges that the other
partnerships of which Demeter Management Corporation (the general partner of Customer) is the general partner, do not constitute affiliates of the Customer.

                  (b) Advice. All advice communicated by Morgan Stanley with respect to any Account opened by Customer hereunder is incidental to the conduct of Morgan Stanley's business as a futures commission merchant and such advice will not serve as the primary basis for any decision made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of Morgan Stanley in making any such decision. Customer acknowledges that Morgan Stanley and its managing directors, officers, employees and affiliates may take or hold positions in, or advise other customers concerning, Contracts that are the subject of advice from Morgan Stanley to Customer. The positions and advice of Morgan Stanley and its managing directors, officers, employees and affiliates may be inconsistent with or contrary to positions of, and the advice given by, Morgan Stanley to Customer.

                (c) Recording. Each of Morgan Stanley, the Customer, DWR and their respective officers, agents and employees, in their sole and absolute discretion, may record, on tape or otherwise, any telephone conversation between or among Morgan Stanley, the Customer or DWR with respect to the Account and transactions therein and each of Morgan Stanley, the Customer and DWR hereby agrees and consents thereto.

                (d)        Acceptance of Orders; Position Limits.

                         (i) Morgan Stanley shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of orders to establish new positions, whether such refusal or limitation is required by, or based on position limits imposed under, Applicable Law. Morgan Stanley shall immediately notify Customer of its rejection of any order. Unless specified by Customer, Morgan Stanley may designate the exchange or other markets (including, without limitation, GLOBEX or ACCESS) on which it will attempt to execute orders.

                         (ii) Customer shall file or cause to be filed all applications or reports required under Applicable Law with the CFTC or the relevant contract market or clearing house, and shall provide Morgan Stanley with a copy of such applications or reports and such other information as Morgan Stanley may reasonably request in connection therewith.

                  (e) Original and Variation Margin; Premiums; Other Contract Obligations. Customer shall make, or cause to be made, all applicable original margin, intra-day margin and premium payments, and perform all other obligations attendant to transactions or positions in such Contracts, as may be required by Applicable Law or by Morgan Stanley. Requests for margin deposits and/or premium payments may, at Morgan Stanley's election, be communicated to Customer orally, telephonically or in writing. Customer margin deposits and/or premium payments shall be made by wire transfer to Morgan Stanley's Customer Segregated Account and shall be in U.S. dollars unless Morgan Stanley and the Customer specifically agree otherwise. All Contracts for the Account shall be margined at the applicable exchange or clearing house minimum rates for speculative accounts.

                  (f) Security Interest and Rights Respecting Collateral. Except to the extent proscribed by Applicable Law not subject to waiver, all Contracts, cash, securities, and/or any other property of Customer whatsoever (collectively, the "Collateral") at any time held by Morgan Stanley or its affiliates, or carried by others for the Account, hereby are pledged to Morgan Stanley and shall be subject to a general lien and security interest in Morgan Stanley's favor to secure any indebtedness or other amounts, obligations and/or liabilities at any time owing from Customer to Morgan Stanley (collectively, the "Customer's Liabilities"). Customer hereby grants Morgan Stanley the right to borrow, pledge, repledge, hypothecate, rehypothecate, loan or invest any of the Collateral held by Morgan Stanley, including utilizing the Collateral to purchase United States Government Treasury obligations pursuant to repurchase agreements or reverse repurchase agreements with any party, in each case without notice to Customer and without any obligation to pay or to account to Customer for any interest, income or benefit that may be derived therefrom. The rights of Morgan Stanley set forth above shall be qualified by any applicable requirements for segregation of customers' property under Applicable Law. Morgan Stanley commits to Customer that Morgan Stanley will not issue a Notice of Exclusive Control under the Control Agreement between Morgan Stanley and DWR unless Morgan Stanley determines there is a default under this Agreement.

                  (g) Reports and Objections. All confirmations, purchase and sale notices, correction notices and account statements (collectively, "Statements") shall be submitted to Customer and shall be conclusive and binding on Customer unless Customer notifies Morgan Stanley of any objection thereto prior to the opening of trading on the contract market on which such transaction occurred on the business day following the day on which Customer receives such Statement; provided that, with respect to monthly Statements, Customer may notify Morgan Stanley of any objection thereto within five business days after receipt of such monthly Statement, provided the objection could not have been raised at the time any prior Statement was received by Customer as provided for above. Any such notice of objection, if given orally to Morgan Stanley, shall immediately (and no later than within one business day) be confirmed in writing by Customer.

                  (h)      Delivery Procedures; Options Allocation Procedure.

                           (i) Customer will provide Morgan Stanley with instructions either to liquidate Contracts previously established by Customer, make or take delivery under any such Contracts, or exercise options entered into by Customer, within such time limits as may be specified by Morgan Stanley. Morgan Stanley shall have no responsibility to take any action on behalf of Customer or positions in the Account unless and until Morgan Stanley receives oral or written instructions reasonably acceptable to Morgan Stanley indicating the action Morgan Stanley is to take. Funds sufficient to take delivery pursuant to such Contract or deliverable grade commodities to make delivery pursuant to such Contract must be delivered to Morgan Stanley at such time as Morgan Stanley may require in connection with any delivery.

                           (ii) Short option Contracts may be subject to exercise at any time. Exercise notices received by Morgan Stanley from the applicable contract market with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. In the event of any allocation to Customer, unless Morgan Stanley has previously received instructions from Customer, Morgan Stanley's sole responsibility shall be to use its best efforts to notify Customer of such allocation.

                           (iii) If Customer fails to comply with any of the foregoing obligations, Morgan Stanley may, in its sole and absolute discretion, liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, in such manner and on such terms as Morgan Stanley, in its sole and absolute discretion, deems necessary or appropriate, and Customer shall indemnify and hold Morgan Stanley harmless as a result of any action taken or not taken by Morgan Stanley in connection therewith or pursuant to Customer's instructions.

                (i) Financial and Other Information. Customer shall provide to Morgan Stanley such financial information regarding Customer as Morgan Stanley may from time to time reasonably request. Customer shall notify Morgan Stanley immediately (and no later than within one business day) if the financial condition of Customer changes materially and adversely from that shown in the most recent financial information theretofore provided to Morgan Stanley. An investigation may be conducted pertaining to Customer's credit standing and business.

                (j) Currency Exchange Risk. Customer shall bear all risk and cost in respect of the conversion of currencies incident to transactions effected on behalf of Customer pursuant hereto.

         7. Termination. This Agreement may be terminated at any time by Customer or Morgan Stanley upon thirty (30) days by written notice to the other. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures commission merchant. Upon satisfaction by Customer of all of Customer's Liabilities, Morgan Stanley shall transfer to another futures commission merchant all Contracts, if any, then held for the Account, and shall transfer to Customer or to another futures commission merchant, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate. Notwithstanding the foregoing, in the event Morgan Stanley is required by a regulatory authority to transfer the account to another futures commission merchant or in the event that Morgan Stanley abandons the Futures Commission Merchant ("FCM") business, then Morgan Stanley shall have the right to terminate this Agreement by written notice effective the date contained therein, provided that Morgan Stanley cooperates in the transfer of open positions to another FCM and that the termination of the Agreement is not made effective earlier than the completion of the transfer.

         8.       Miscellaneous.

                  (a) Severability. If any provision of this Agreement is, or at any time becomes, inconsistent with any present or future law, rule or regulation of any exchange or other market, sovereign government or regulatory body thereof, and if any of these authorities have jurisdiction over the subject matter of this Agreement, the inconsistent provision shall be deemed superseded or modified to conform with such law, rule or regulation but in all other respects, this Agreement shall continue and remain in full force and effect.

                  (b) Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their successors. Morgan Stanley shall have the right to transfer or assign this Agreement (and thereby the Account) to any successor entity in its sole and absolute discretion and without obtaining the consent of Customer.

                  (c) Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any prior agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

                  (d) Currency Denomination. Unless another currency is designated in the confirmations reporting transactions entered into by Customer, all margin deposits in connection with such transactions, and a debit or credit in the Account, shall be stated in United States dollars, and margin requirements, debits or credits expressed in another currency shall be converted into United States dollars at a rate of exchange determined by Morgan Stanley, in its sole and absolute discretion, on the basis of the then prevailing money market rates of exchange for such foreign currency.

                  (e) Instructions, Notices or Communications. Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

                           (i)      if to Morgan Stanley:

                                    Morgan Stanley & Co. Incorporated
                                    One Pierrepont Plaza, 8th Floor
                                    Brooklyn, New York  11201
                                    Attention: Commodity Operations Manager

                           (ii) if to Customer, at the address as indicated on the Commodity Account Application.

                  (f) Rights and Remedies Cumulative. All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

                  (g) No Waiver. No failure on the part of Morgan Stanley to exercise, and no delay in exercising, any contractual right will operate as a waiver thereof, nor will any single or partial exercise by Morgan Stanley of any right preclude any other or future exercise thereof or the exercise of any other partial right.

                  (h) Governing Law. THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

                  (i) Consent to Jurisdiction. ANY LITIGATION BETWEEN MORGAN STANLEY AND CUSTOMER RELATING TO THIS AGREEMENT OR TRANSACTIONS HEREUNDER SHALL TAKE PLACE IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. CUSTOMER CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING TO CUSTOMER OF COPIES OF SUCH COURT FILING BY CERTIFIED MAIL TO THE ADDRESS OF CUSTOMER AS IT APPEARS ON THE BOOKS AND RECORDS OF MORGAN STANLEY, SUCH SERVICE TO BE EFFECTIVE TEN DAYS AFTER MAILING. CUSTOMER HEREBY WAIVES IRREVOCABLY ANY IMMUNITY TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY ARBITRATION, ACTION AT LAW, SUIT IN EQUITY OR ANY OTHER PROCEEDING ARISING OUT OF OR BASED ON THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION HEREWITH.

                  (j) Waiver of Jury Trial. Customer hereby waives a trial by jury in any action arising out of or relating to this Agreement or any transaction in connection therewith.

                  (k)    Customer Acknowledgements.

                         (i) CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENT PRESCRIBED BY THE CFTC AND FURNISHED HEREWITH (please initial):

                        |_|       Risk Disclosure Statement for Futures Options

                                  (Appendix A to CFTC Rule 1.55(c)
                                  transcribed in full on pages 1-3
                                  of Booklet 2 -- Risk Disclosure
                                  Statements)

                         (ii) If Customer has indicated on the Commodity Futures
Account Application that

orders placed for the Account represent bona fide hedging transactions, please complete the following. You should note that CFTC Regulation ss.190.06 permits you to specify whether, in the unlikely event of Morgan Stanley's bankruptcy, you prefer the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer hereby elects as follows: (please initial):

           |_|        Liquidate                        |_|   Not Liquidate

         If neither alternative is initialed, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice.


         IN WITNESS WHEREOF, Customer has executed this Agreement on the date indicated below.

Morgan Stanley Dean Witter Spectrum __________________ L.P.
("Customer")

         By:  Demeter Management Corporation, General Partner

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         (Signature)                                          (Date)

         Robert E. Murray, President and Chairman
        -----------------------------------------------------------------------
         (Name & Title - Please Print)

Morgan Stanley & Co. Incorporated

        -----------------------------------------------------------------------
          (Signature)                                          (Date)


        W. Thomas Clark, Managing Director
        -----------------------------------------------------------------------
          (Name & Title - Please Print)

Acknowledged and Agreed (as to Section 3(a) and (b))

Dean Witter Reynolds Inc.

        -----------------------------------------------------------------------
          (Signature)                                          (Date)


        Robert E. Murray, Senior Vice President
        -----------------------------------------------------------------------
          (Name & Title - Please Print)

                                                                   EXHIBIT 10.11


                                     FORM OF

                          FOREIGN EXCHANGE AND OPTIONS

                                MASTER AGREEMENT

                                     (FEOMA)

         MASTER AGREEMENT dated as of June ____, 2000 by and between Morgan Stanley & Co. Incorporated, a Delaware corporation, and Morgan Stanley Dean Witter Spectrum _______________ L.P., Delaware Limited Liability Company.

SECTION 1.        DEFINITIONS

         Unless otherwise required by the context, the following terms shall have the following meanings in the Agreement:

         "Agreement" has the meaning given to it in Section 2.2.

         "American Style Option" means an Option which may be exercised on any Business Day up to and including the Expiration Time.

         "Base Currency", as to a Party, means the Currency agreed to as such in relation to it in Part VII of the Schedule.

         "Business Day" means for purposes of: (i) Section 3.2, a day which is a Local Banking Day for the applicable Designated Office of the Buyer; (ii)
Section 5.1 and the definition of American Style Option, a day which is a Local Banking Day for the applicable Designated Office of the Seller; (iii) clauses
(i), (viii) and (xii) of the definition of Event of Default, a day which is a Local Banking Day for the Non-Defaulting Party; (iv) solely in relation to delivery of a Currency, a day which is a Local Banking Day in relation to that Currency; and (v) any other provision of the Agreement, a day which is a Local Banking Day for the applicable Designated Offices of both Parties; provided, however, that neither Saturday nor Sunday shall be considered a Business Day for any purpose.

         "Buyer" means the owner of an Option.

         "Call" means an Option entitling, but not obligating (except upon exercise), the Buyer to purchase from the Seller at the Strike Price a specified quantity of the Call Currency.

         "Call Currency" means the Currency agreed to as such at the time an Option is entered into, as evidenced in a Confirmation.

         "Close-Out Amount" has the meaning given to it in Section 8.1.

         "Close-Out Date" means a day on which, pursuant to the provisions of
Section 8.1, the Non-Defaulting Party closes out Currency Obligations and/or Options or such close-out occurs automatically.

         "Closing Gain", as to the Non-Defaulting Party, means the difference described as such in relation to a particular Value Date under the provisions of
Section 8.1.

         "Closing Loss", as to the Non-Defaulting Party, means the difference described as such in relation to a particular Value Date under the provisions of
Section 8.1.

         "Confirmation" means a writing (including telex, facsimile or other electronic means from which it is possible to produce a hard copy) evidencing an FX Transaction or an Option, and specifying:

         (A) in the case of an FX Transaction, the following information:

             (i) the Parties thereto and the Designated Offices through which they are respectively acting,

             (ii) the amounts of the Currencies being bought or sold and by which Party,

             (iii)  the Value Date, and

             (iv) any other term generally included in such a writing in accordance with the practice of the relevant foreign exchange market; and

         (B) in the case of an Option, the following information:

             (i) the Parties thereto and the Designated Offices through which they are respectively acting,

             (ii)   whether the Option is a Call or a Put,

             (iii) the Call Currency and the Put Currency that are the subject of the Option and their respective quantities,

             (iv)   which Party is the Seller and which is the Buyer,

             (v)    the Strike Price,

             (vi)   the Premium and the Premium Payment Date,

             (vii)  the Expiration Date,

             (viii) the Expiration Time,

(ix) whether the Option is an American Style Option or a European Style Option, and (x) such other matters, if any, as the Parties may agree.

         "Credit Support" has the meaning given to it in Section 8.2.

         "Credit Support Document", as to a Party (the "first Party"), means a guaranty, hypothecation agreement, margin or security agreement or document, or any other document containing an obligation of a third party ("Credit Support Provider") or of the first Party in favor of the other Party supporting any obligations of the first Party under the Agreement.

         "Credit Support Provider" has the meaning given to it in the definition of Credit Support Document.

         "Currency" means money denominated in the lawful currency of any country or the Ecu.

         "Currency Obligation" means any obligation of a Party to deliver a Currency pursuant to an FX Transaction, the application of Section 6.3(a) or
(b), or an exercised Option (except, for the purposes of Section 8.1 only, one that is to be settled at its In-the-Money Amount under Section 5.5).

         "Currency Pair" means the two Currencies which potentially may be exchanged in connection with an FX Transaction or upon the exercise of an Option, one of which shall be the Put Currency and the other the Call Currency.

         "Custodian" has the meaning given to it in the definition of Insolvency Proceeding.

         "Defaulting Party" has the meaning given to it in the definition of Event of Default.

         "Designated Office(s)", as to a Party, means the office or offices specified in Part II of the Schedule.

         "Effective Date" means the date of this Master Agreement.

         "European Style Option" means an Option for which Notice of Exercise may be given only on the Option's Expiration Date up to and including the Expiration Time, unless otherwise agreed.

         "Event of Default" means the occurrence of any of the following with respect to a Party (the "Defaulting Party", the other Party being the "Non-Defaulting Party"):

         (i) the Defaulting Party shall (A) default in any payment when due under the Agreement (including, but not limited to, a Premium payment) to the Non-Defaulting Party with respect to any Currency Obligation or Option and such failure shall continue for two (2) Business Days after the Non-Defaulting Party has given the Defaulting Party written notice of non-payment, or (B) fail to perform or comply with any other obligation assumed by it under the Agreement and such failure is continuing thirty (30) days after the Non-Defaulting Party has given the Defaulting Party written notice thereof;

         (ii) the Defaulting Party shall commence a voluntary Insolvency Proceeding or shall take any corporate action to authorize any such Insolvency Proceeding;

         (iii) a governmental authority or self-regulatory organization having jurisdiction over either the Defaulting Party or its assets in the country of its organization or principal office (A) shall commence an Insolvency Proceeding with respect to the Defaulting Party or its assets or (B) shall take any action under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law or regulation governing the operation of the Defaulting Party which may prevent the Defaulting Party from performing its obligations under the Agreement as and when due;

         (iv) an involuntary Insolvency Proceeding shall be commenced with respect to the Defaulting Party or its assets by a person other than a governmental authority or self-regulatory organization having jurisdiction over either the Defaulting Party or its assets in the country of its organization or principal office and such Insolvency Proceeding (A) results in the appointment of a Custodian or a judgment of insolvency or bankruptcy or the entry of an order for winding-up, liquidation, reorganization or other similar relief, or
(B) is not dismissed within five (5) days of its institution or presentation;

         (v) the Defaulting Party is bankrupt or insolvent, as defined under any bankruptcy or insolvency law applicable to it;

         (vi) the Defaulting Party fails, or shall otherwise be unable, to pay its debts as they become due;

         (vii) the Defaulting Party or any Custodian acting on behalf of the Defaulting Party shall disaffirm, disclaim or repudiate any Currency Obligation or Option;

         (viii) any representation or warranty made or given or deemed made or given by the Defaulting Party pursuant to the Agreement or any Credit Support Document shall prove to have been false or misleading in any material respect as at the time it was made or given or deemed made or given and one (1) Business Day has elapsed after the Non-Defaulting Party has given the Defaulting Party written notice thereof;

         (ix) the Defaulting Party consolidates or amalgamates with or merges into or transfers all or substantially all its assets to another entity and (A) the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of the Defaulting Party prior to such action, or (B) at the time of such consolidation, amalgamation, merger or transfer the resulting, surviving or transferee entity fails to assume all the obligations of the Defaulting Party under the Agreement by operation of law or pursuant to an agreement satisfactory to the Non-Defaulting Party;

         (x) by reason of any default, or event of default or other similar condition or event, any Specified Indebtedness (being Specified Indebtedness of an amount which, when expressed in the Currency of the Threshold Amount, is in aggregate equal to or in excess of the Threshold Amount) of the Defaulting Party or any Credit Support Provider in relation to it: (A) is not paid on the due date therefor and remains unpaid after any applicable grace period has elapsed, or (B) becomes, or becomes capable at any time of being declared, due and payable under agreements or instruments evidencing such Specified Indebtedness before it would otherwise have been due and payable;

         (xi) the Defaulting Party is in breach of or default under any Specified Transaction and any applicable grace period has elapsed, and there occurs any liquidation or early termination of, or acceleration of obligations under, that Specified Transaction or the Defaulting Party (or any Custodian on its behalf) disaffirms, disclaims or repudiates the whole or any part of a Specified Transaction;

         (xii) (A) any Credit Support Provider of the Defaulting Party or the Defaulting Party itself fails to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with the applicable Credit Support Document and such failure is continuing after any applicable grace period has elapsed; (B) any Credit Support Document relating to the Defaulting Party expires or ceases to be in full force and effect prior to the satisfaction of all obligations of the Defaulting Party under the Agreement, unless otherwise agreed in writing by the Non-Defaulting Party; (C) the Defaulting Party or any Credit Support Provider of the Defaulting Party (or, in either case, any Custodian acting on its behalf) disaffirms, disclaims or repudiates, in whole or in part, or challenges the validity of, any Credit Support Document; (D) any representation or warranty made or given or deemed made or given by any Credit Support Provider of the Defaulting Party pursuant to any Credit Support Document shall prove to have been false or misleading in any material respect as at the time it was made or given or deemed made or given and one (1) Business Day has elapsed after the Non-Defaulting Party has given the Defaulting Party written notice thereof; or (E) any event set out in (ii) to
(vii) or (ix) to (xi) above occurs in respect of any Credit Support Provider of the Defaulting Party; or

         (xiii) any other condition or event specified in Part IX of the Schedule or in Section 11.14 if made applicable to the Agreement in Part XI of the Schedule.

         "Exercise Date", in respect of any Option, means the day on which a Notice of Exercise received by the applicable Designated Office of the Seller becomes effective pursuant to Section 5.1.

         "Expiration Date", in respect of any Option, means the date agreed to as such at the time the Option is entered into, as evidenced in a Confirmation.

         "Expiration Time", in respect of any Option, means the latest time on the Expiration Date on which the Seller must accept a Notice of Exercise as agreed to at the time the Option is entered into, as evidenced in a Confirmation.

         "FX Transaction" means any transaction between the Parties for the purchase by one Party of an agreed amount in one Currency against the sale by it to the other of an agreed amount in another Currency, both such amounts either being deliverable on the same Value Date or, if the Parties have so agreed in
Part VI of the Schedule, being cash-settled in a single Currency, which is or shall become subject to the Agreement and in respect of which transaction the Parties have agreed (whether orally, electronically or in writing): the Currencies involved, the amounts of such Currencies to be purchased and sold, which Party will purchase which Currency and the Value Date.

         "In-the-Money Amount" means (i) in the case of a Call, the excess of the Spot Price over the Strike Price, multiplied by the aggregate amount of the Call Currency to be purchased under the Call, where both prices are quoted in terms of the amount of the Put Currency to be paid for one unit of the Call Currency; and (ii) in the case of a Put, the excess of the Strike Price over the Spot Price, multiplied by the aggregate amount of the Put Currency to be sold under the Put, where both prices are quoted in terms of the amount of the Call Currency to be paid for one unit of the Put Currency.

         "Insolvency Proceeding" means a case or proceeding seeking a judgment of or arrangement for insolvency, bankruptcy, composition, rehabilitation, reorganization, administration, winding-up, liquidation or other similar relief with respect to the Defaulting Party or its debts or assets, or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, custodian or other similar official (each, a "Custodian") of the Defaulting Party or any substantial part of its assets, under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law governing the operation of the Defaulting Party.

         "LIBOR", with respect to any Currency and date, means the average rate at which deposits in the Currency for the relevant amount and time period are offered by major banks in the London interbank market as of 11:00 a.m. (London time) on such date, or, if major banks do not offer deposits in such Currency in the London interbank market on such date, the average rate at which deposits in the Currency for the relevant amount and time period are offered by major banks in the relevant foreign exchange market at such time on such date as may be determined by the Party making the determination.

         "Local Banking Day" means (i) for any Currency, a day on which commercial banks effect deliveries of that Currency in accordance with the market practice of the relevant foreign exchange market, and (ii) for any Party, a day in the location of the applicable Designated Office of such Party on which commercial banks in that location are not authorized or required by law to close.

         "Master Agreement" means the terms and conditions set forth in this Master Agreement, including the Schedule.

         "Matched Pair Novation Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

         "Non-Defaulting Party" has the meaning given to it in the definition of Event of Default.

         "Notice of Exercise" means telex, telephonic or other electronic notification (excluding facsimile transmission) providing assurance of receipt, given by the Buyer prior to or at the Expiration Time, of the exercise of an Option, which notification shall be irrevocable.

         "Novation Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

         "Option" means a currency option which is or shall become subject to the Agreement.

         "Parties" means the parties to the Agreement, including their successors and permitted assigns (but without prejudice to the application of clause (ix) of the definition of Event of Default); and the term "Party" shall mean whichever of the Parties is appropriate in the context in which such expression may be used.

         "Premium", in respect of any Option, means the purchase price of the Option as agreed upon by the Parties, and payable by the Buyer to the Seller thereof.

         "Premium Payment Date", in respect of any Option, means the date on which the Premium is due and payable, as agreed to at the time the Option is entered into, as evidenced in a Confirmation.

         "Proceedings" means any suit, action or other proceedings relating to the Agreement, any FX Transaction or any Option.

         "Put" means an Option entitling, but not obligating (except upon exercise), the Buyer to sell to the Seller at the Strike Price a specified quantity of the Put Currency.

         "Put Currency" means the Currency agreed to as such at the time an Option is entered into, as evidenced in a Confirmation.

         "Schedule" means the Schedule attached to and part of this Master Agreement, as it may be amended from time to time by agreement of the Parties.

         "Seller" means the Party granting an Option.

         "Settlement Date" means, in respect of: (i) an American Style Option, the Spot Date of the Currency Pair on the Exercise Date of such Option, and (ii) a European Style Option, the Spot Date of the Currency Pair on the Expiration Date of such Option; and, where market practice in the relevant foreign exchange market in relation to the two Currencies involved provides for delivery of one Currency on one date which is a Local Banking Day in relation to that Currency but not to the other Currency and for delivery of the other Currency on the next Local Banking Day in relation to that other Currency, "Settlement Date" means such two (2) Local Banking Days.

         "Settlement Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

         "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money, other than in respect of deposits received.

         "Specified Transaction" means any transaction (including an agreement with respect thereto) between one Party to the Agreement (or any Credit Support Provider of such Party) and the other Party to the Agreement (or any Credit Support Provider of such Party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity linked swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination of any of the foregoing.

         "Spot Date" means the spot delivery day for the relevant Currency Pair as generally used by the relevant foreign exchange market.

         "Spot Price" means the rate of exchange at the time at which such price is to be determined for foreign exchange transactions in the relevant Currency Pair for value on the Spot Date, as determined in good faith: (i) by the Seller, for purposes of Section 5, and (ii) by the Non-Defaulting Party, for purposes of
Section 8.

         "Strike Price", in respect of any Option, means the price at which the Currency Pair may be exchanged, as agreed to at the time the Option is entered into, as evidenced in a Confirmation.

         "Threshold Amount" means the amount specified as such for each Party in
Part VIII of the Schedule.

         "Value Date" means, with respect to any FX Transaction, the Business Day (or where market practice in the relevant foreign exchange market in relation to the two Currencies involved provides for delivery of one Currency on one date which is a Local Banking Day in relation to that Currency but not to the other Currency and for delivery of the other Currency on the next Local Banking Day in relation to that other Currency ("Split Settlement") the two (2) Local Banking Days in accordance with that market practice) agreed by the Parties for delivery of the Currencies to be purchased and sold pursuant to such FX Transaction, and, with respect to any Currency Obligation, the Business Day (or, in the case of Split Settlement, Local Banking Day) upon which the obligation to deliver Currency pursuant to such Currency Obligation is to be performed.

SECTION 2.        FX TRANSACTIONS AND OPTIONS

         2.1 Scope of the Agreement. The Parties (through their respective Designated Offices) may enter into (i) FX Transactions, for such quantities of such Currencies, as may be agreed subject to the terms of the Agreement, and
(ii) Options, for such Premiums, with such Expiration Dates, at such Strike Prices and for the purchase or sale of such quantities of such Currencies, as may be agreed subject to the terms of the Agreement; provided that neither Party shall be required to enter into any FX Transaction or Option with the other Party (other than in connection with an exercised Option). Unless otherwise agreed in writing by the Parties, each FX Transaction and Option entered into between Designated Offices of the Parties on or after the Effective Date shall be governed by the Agreement. Each FX Transaction and Option between any two Designated Offices of the Parties outstanding on the Effective Date which is identified in Part I of the Schedule shall also be governed by the Agreement.

         2.2 Single Agreement. This Master Agreement, the terms agreed between the Parties with respect to each FX Transaction and Option (and, to the extent recorded in a Confirmation, each such Confirmation), and all amendments to any of such items shall together form the agreement between the Parties (the "Agreement") and shall together constitute a single agreement between the Parties. The Parties acknowledge that all FX Transactions and Options are entered into in reliance upon such fact, it being understood that the Parties would not otherwise enter into any FX Transaction or Option.

         2.3 Confirmations. FX Transactions and Options shall be promptly confirmed by the Parties by Confirmations exchanged by mail, telex, facsimile or other electronic means from which it is possible to produce a hard copy. The failure by a Party to issue a Confirmation shall not prejudice or invalidate the terms of any FX Transaction or Option.

         2.4 Inconsistencies. In the event of any inconsistency between the provisions of the Schedule and the other provisions of the Agreement, the Schedule will prevail. In the event of any inconsistency between the terms of a Confirmation and the other provisions of the Agreement, (i) in the case of an FX Transaction, the other provisions of the Agreement shall prevail, and the Confirmation shall not modify the other terms of the Agreement and (ii) in the case of an Option, the terms of the Confirmation shall prevail, and the other terms of the Agreement shall be deemed modified with respect to such Option, except for the manner of confirmation under Section 2.3 and, if applicable, discharge of Options under Section 4.

SECTION 3.        OPTION PREMIUM

         3.1 Payment of Premium. Unless otherwise agreed in writing by the Parties, the Buyer shall be obligated to pay the Premium related to an Option no later than its Premium Payment Date.

         3.2 Late Payment or Non-Payment of Premium. If any Premium is not received on or before the Premium Payment Date, the Seller may elect: (i) to accept a late payment of such Premium; (ii) to give written notice of such non-payment and, if such payment shall not be received within two (2) Business Days of such notice, treat the related Option as void; or (iii) to give written notice of such non-payment and, if such payment shall not be received within two
(2) Business Days of such notice, treat such non-payment as an Event of Default under clause (i) of the definition of Event of Default. If the Seller elects to act under either clause (i) or (ii) of the preceding sentence, the Buyer shall pay all out-of-pocket costs and actual damages incurred in connection with such unpaid or late Premium or void Option, including, without limitation, interest on such Premium from and including the Premium Payment Date to but excluding the late payment date in the same Currency as such Premium at overnight LIBOR and any other losses, costs or expenses incurred by the Seller in connection with such terminated Option, for the loss of its bargain, its cost of funding, or the loss incurred as a result of terminating, liquidating, obtaining or re-establishing a delta hedge or related trading position with respect to such Option.

SECTION 4.        DISCHARGE AND TERMINATION OF OPTIONS; NETTING OF OPTION
                    PREMIUMS

         4.1 Discharge and Termination. If agreed in Part V of the Schedule, any Call or any Put written by a Party will automatically be discharged and terminated, in whole or in part, as applicable, against a Call or a Put, respectively, written by the other Party, such discharge and termination to occur automatically upon the payment in full of the last Premium payable in respect of such Options; provided that such discharge and termination may only occur in respect of Options:

         (i) each being with respect to the same Put Currency and the same Call Currency;
         (ii)     each having the same Expiration Date and Expiration Time;
         (iii) each being of the same style, i.e. either both being American Style Options or both being European Style Options;
         (iv)     each having the same Strike Price;
         (v) each being transacted by the same pair of Designated Offices of Buyer and Seller; and
         (vi) neither of which shall have been exercised by delivery of a Notice of Exercise;

and, upon the occurrence of such discharge and termination, neither Party shall have any further obligation to the other Party in respect of the relevant Options or, as the case may be, parts thereof so discharged and terminated. Such discharge and termination shall be effective notwithstanding that either Party may fail to record such discharge and termination in its books. In the case of a partial discharge and termination (i.e., where the relevant Options are for different amounts of the Currency Pair), the remaining portion of the Option which is partially discharged and terminated shall continue to be an Option for all purposes of the Agreement, including this Section 4.1.

         4.2 Netting of Option Premiums. If agreed in Part V of the Schedule and if, on any date, Premiums would otherwise be payable under the Agreement in the same Currency between the same respective Designated Offices of the Parties, then, on such date, each Party's obligation to make payment of any such Premium will be automatically satisfied and discharged and, if the aggregate Premium(s) that would otherwise have been payable by such Designated Office of one Party exceeds the aggregate Premium(s) that would otherwise have been payable by such Designated Office of the other Party, replaced by an obligation upon the Party by whom the larger aggregate Premium(s) would have been payable to pay the other Party the excess of the larger aggregate Premium(s) over the smaller aggregate Premium(s) and, if the aggregate Premiums are equal, no payment shall be made.

SECTION 5.        EXERCISE AND SETTLEMENT OF OPTIONS

         5.1 Exercise of Options. The Buyer may exercise an Option by delivery to the Seller of a Notice of Exercise. Subject to Section 5.3, if a Notice of Exercise with respect to an Option has not been received by the Seller prior to or at the Expiration Time, the Option shall expire and become void and of no effect. Any Notice of Exercise shall (unless otherwise agreed):

         (i) in respect of an American Style Option, (A) if received at or prior to 3:00 p.m. on a Business Day, be effective upon receipt thereof by the Seller, and (B) if received after 3:00 p.m. on a Business Day, be effective only as of the opening of business of the Seller on the first Business Day subsequent to its receipt; and

         (ii) in respect of a European Style Option, if received on or, if the parties have so agreed, before the Expiration Date, prior to or at the Expiration Time, be effective upon receipt thereof by the Seller.

         5.2 No Partial Exercise. Unless otherwise agreed by the Parties, an Option may be exercised only in whole.

         5.3 Automatic Exercise. Unless otherwise agreed in Part VI of the Schedule or unless the Seller is otherwise instructed by the Buyer, if an Option has an In-the-Money Amount at its Expiration Time that equals or exceeds the product of (x) 1% of the Strike Price (or such other percentage or amount as may have been agreed by the Parties) and (y) the amount of the Call Currency or Put Currency, as appropriate, then the Option shall be deemed automatically exercised. In such case, the Seller may elect to settle such Option either in accordance with Section 5.4 or by payment to the Buyer on the Settlement Date for such Option of the In-the-Money Amount, as determined at the Expiration Time or as soon thereafter as practicable. In the latter case, the sole obligations of the Parties with respect to settlement of such Option shall be to deliver or receive the In-the-Money Amount of such Option on the Settlement Date. The Seller shall notify the Buyer of its election of the method of settlement of an automatically exercised Option as soon as practicable after the Expiration Time.

         5.4 Settlement of Exercised Options. An exercised Option shall settle on its Settlement Date. Subject to Section 5.3 and 5.5, on the Settlement Date, the Buyer shall pay the Put Currency to the Seller for value on the Settlement Date and the Seller shall pay the Call Currency to the Buyer for value on the Settlement Date. An exercised Option shall be treated as an FX Transaction and a Currency Obligation (except, for the purposes of Section 8.1 only, if it is to be settled at its In-the-Money Amount), and for this purpose the relevant Settlement Date shall be treated as the Value Date of the FX Transaction.

         5.5 Settlement at In-the-Money Amount. An Option shall be settled at its In-the-Money Amount if so agreed by the Parties at the time such Option is entered into. In such case, the In-the-Money Amount shall be determined based upon the Spot Price at the time of exercise or as soon thereafter as practicable. The sole obligations of the Parties with respect to settlement of such Option shall be to deliver or receive the In-the-Money Amount of such Option on the Settlement Date.

SECTION 6.        SETTLEMENT AND NETTING OF FX TRANSACTIONS

         6.1 Settlement of FX Transactions. Subject to Sections 6.2 and 6.3, each Party shall deliver to the other Party the amount of the Currency to be delivered by it under each Currency Obligation on the Value Date for such Currency Obligation.

         6.2 Settlement Netting. If, on any date, more than one delivery of a particular Currency under Currency Obligations is to be made between a pair of Settlement Netting Offices, then each Party shall aggregate the amounts of such Currency deliverable by it and only the difference between these aggregate amounts shall be delivered by the Party owing the larger aggregate amount to the other Party, and, if the aggregate amounts are equal, no delivery of the Currency shall be made.

         6.3 Novation Netting. (a) By Currency. If the Parties enter into an FX Transaction through a pair of Novation Netting Offices giving rise to a Currency Obligation for the same Value Date and in the same Currency as a then existing Currency Obligation between the same pair of Novation Netting Offices, then immediately upon entering into such FX Transaction, each such Currency Obligation shall automatically and without further action be individually canceled and simultaneously replaced by a new Currency Obligation for such Value Date determined as follows: the amounts of such Currency that would otherwise have been deliverable by each Party on such Value Date shall be aggregated and the Party with the larger aggregate amount shall have a new Currency Obligation to deliver to the other Party the amount of such Currency by which its aggregate amount exceeds the other Party's aggregate amount, provided that if the aggregate amounts are equal, no new Currency Obligation shall arise. This
Section 6.3 shall not affect any other Currency Obligation of a Party to deliver any different Currency on the same Value Date.

         (b) By Matched Pair. If the Parties enter into an FX Transaction between a pair of Matched Pair Novation Netting Offices then the provisions of
Section 6.3(a) shall apply only in respect of Currency Obligations arising by virtue of FX Transactions entered into between such pair of Matched Pair Novation Netting Offices and involving the same pair of Currencies and the same Value Date.

         6.4 General (a) Inapplicability of Sections 6.2 and 6.3. The provisions of Sections 6.2 and 6.3 shall not apply if a Close-Out Date has occurred or a voluntary or involuntary Insolvency Proceeding or action of the kind described in clause (ii), (iii) or (iv) of the definition of Event of Default has occurred without being dismissed in relation to either Party.

         (b) Failure to Record. The provisions of Section 6.3 shall apply notwithstanding that either Party may fail to record the new Currency Obligation in its books.

         (c) Cut-off Date and Time. The provisions of Section 6.3 are subject to any cut-off date and cut-off time agreed between the applicable Novation Netting Offices and Matched Pair Novation Netting Offices of the Parties.

SECTION 7.        REPRESENTATIONS, WARRANTIES AND COVENANTS

         7.1 Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date and as of the date of each FX Transaction and each Option that: (i) it has authority to enter into the Agreement (including such FX Transaction or Option, as the case may be); (ii) the persons entering into the Agreement (including such FX Transaction or Option, as the case may be) on its behalf have been duly authorized to do so;
(iii) the Agreement (including such FX Transaction or Option, as the case may be) is binding upon it and enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and applicable principles of equity) and does not and will not violate the terms of any agreements to which such Party is bound; (iv) no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing with respect to it; (v) it acts as principal in entering into each FX Transaction and Option and exercising each and every Option; and (vi) if the Parties have so specified in Part XV of the Schedule, it makes the representations and warranties set forth in such Part XV.

         7.2 Covenants. Each Party covenants to the other Party that: (i) it will at all times obtain and comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required to enable it lawfully to perform its obligations under the Agreement; (ii) it will promptly notify the other Party of the occurrence of any Event of Default with respect to itself or any Credit Support Provider in relation to it; and (iii) if the Parties have set forth additional covenants in Part XVI of the Schedule, it makes the covenants set forth in such
Part XVI.

SECTION 8.        CLOSE-OUT AND LIQUIDATION

         8.1 Manner of Close-Out and Liquidation. (a) Close-Out. If an Event of Default has occurred and is continuing, then the Non-Defaulting Party shall have the right to close out all, but not less than all, outstanding Currency Obligations (including any Currency Obligation which has not been performed and in respect of which the Value Date is on or precedes the Close-Out Date) and Options, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Currency Obligations or Options may not be closed out under applicable law. Such close-out shall be effective upon receipt by the Defaulting Party of notice that the Non-Defaulting Party is terminating such Currency Obligations and Options. Notwithstanding the foregoing, unless otherwise agreed by the Parties in Part X of the Schedule, in the case of an Event of Default in clause (ii), (iii) or (iv) of the definition thereof with respect to a Party and, if agreed by the Parties in Part IX of the Schedule, in the case of any other Event of Default specified and so agreed in Part IX with respect to a Party, close-out shall be automatic as to all outstanding Currency Obligations and Options, as of the time immediately preceding the institution of the relevant Insolvency Proceeding or action. The Non-Defaulting Party shall have the right to liquidate such closed-out Currency Obligations and Options as provided below.

         (b) Liquidation of Currency Obligations. Liquidation of Currency Obligations terminated by close-out shall be effected as follows:

         (i) Calculating Closing Gain or Loss. The Non-Defaulting Party shall calculate in good faith, with respect to each such terminated Currency Obligation, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Currency Obligations may not be liquidated as provided herein under applicable law, as of the Close-Out Date or as soon thereafter as reasonably practicable, the Closing Gain, or, as appropriate, the Closing Loss, as follows:

         (A) for each Currency Obligation calculate a "Close-Out Amount" as follows:

         (1) in the case of a Currency Obligation whose Value Date is the same as or is later than the Close-Out Date, the amount of such Currency Obligation; or

         (2) in the case of a Currency Obligation whose Value Date precedes the Close-Out Date, the amount of such Currency Obligation increased, to the extent permitted by applicable law, by adding interest thereto from and including the Value Date to but excluding the Close-Out Date at overnight LIBOR; and

         (3) for each such amount in a Currency other than the Non-Defaulting Party's Base Currency, convert such amount into the Non-Defaulting Party's Base Currency at the rate of exchange at which, at the time of the calculation, the Non-Defaulting Party can buy such Base Currency with or against the Currency of the relevant Currency Obligation for delivery (x) if the Value Date of such Currency Obligation is on or after the Spot Date as of such time of calculation for the Base Currency, on the Value Date of that Currency Obligation or (y) if such Value Date precedes such Spot Date, for delivery on such Spot Date (or, in either case, if such rate of exchange is not available, conversion shall be accomplished by the Non-Defaulting Party using any commercially reasonable method); and

                  (B) determine in relation to each Value Date: (1) the sum of all Close-Out Amounts relating to Currency Obligations under which the Non-Defaulting Party would otherwise have been entitled to receive the relevant amount on that Value Date; and (2) the sum of all Close-Out Amounts relating to Currency Obligations under which the Non-Defaulting Party would otherwise have been obliged to deliver the relevant amount to the Defaulting Party on that Value Date; and

                  (C) if the sum determined under (B)(1) is greater than the sum determined under (B)(2), the difference shall be the Closing Gain for such Value Date; if the sum determined under (B)(1) is less than the sum determined under
(B)(2), the difference shall be the Closing Loss for such Value Date.

         (ii) Determining Present Value. To the extent permitted by applicable law, the Non-Defaulting Party shall adjust the Closing Gain or Closing Loss for each Value Date falling after the Close-Out Date to present value by discounting the Closing Gain or Closing Loss from and including the Value Date to but excluding the Close-Out Date, at LIBOR with respect to the Non-Defaulting Party's Base Currency as at the Close-Out Date or at such other rate as may be prescribed by applicable law.

         (iii) Netting. The Non-Defaulting Party shall aggregate the following amounts so that all such amounts are netted into a single liquidated amount payable to or by the Non-Defaulting Party: (x) the sum of the Closing Gains for all Value Dates (discounted to present value, where appropriate, in accordance with the provisions of Section 8.1(b)(ii)) (which for the purposes of the aggregation shall be a positive figure); and (y) the sum of the Closing Losses for all Value Dates (discounted to present value, where appropriate, in accordance with the provisions of Section 8.1(b)(ii)) (which for the purposes of the aggregation shall be a negative figure).

         (c) Liquidation of Options. To liquidate unexercised Options and exercised Options to be settled at their In-the-Money Amounts that have been terminated by close-out, the Non-Defaulting Party shall:

         (i) Calculating Settlement Amount. Calculate in good faith with respect to each such terminated Option, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Options may not be liquidated as provided herein under applicable law, as of the Close-Out Date or as soon as reasonably practicable thereafter a settlement amount for each Party equal to the aggregate of:

                  (A) with respect to each Option purchased by such Party, and which the other Party has not elected to treat as void pursuant to Section 3.2(ii) for lack of payment of the Premium, the current market premium for such Option;

                  (B) with respect to each Option sold by such Party and which such Party has not elected to treat as void pursuant to Section 3.2(ii) for lack of payment of the Premium, any unpaid Premium, provided that, if the Close-Out Date occurs before the Premium Payment Date, such amount shall be discounted from and including the Premium Payment Date to but excluding the Close-Out Date at a rate equal to LIBOR on the Close-Out Date and, if the Close-Out Date occurs after the Premium Payment Date, to the extent permitted by applicable law, the settlement amount shall include interest on any unpaid Premium from and including the Premium Payment Date to but excluding the Close-Out Date in the same Currency as such Premium at overnight LIBOR;

                  (C) with respect to any exercised Option to be settled at its In-the-Money Amount (whether or not the Close-Out Date occurs before the Settlement Date for such Option), any unpaid amount due to such Party in settlement of such Option and, if the Close-Out Date occurs after the Settlement Date for such Option, to the extent permitted by applicable law, interest thereon from and including the applicable Settlement Date to but excluding the Close-Out Date at overnight LIBOR; and

                  (D) without duplication, the amount that the Non-Defaulting Party reasonably determines in good faith, as of the Close-Out Date or as of the earliest date thereafter that is reasonably practicable, to be its additional losses, costs and expenses in connection with such terminated Option, for the loss of its bargain, its cost of funding, or the loss incurred as a result of terminating, liquidating, obtaining or re-establishing a delta hedge or related trading position with respect to such Option;

         (ii) Converting to Base Currency. Convert any settlement amount calculated in accordance with clause (i) above in a Currency other than the Non-Defaulting Party's Base Currency into such Base Currency at the Spot Price at which, at the time of the calculation, the Non-Defaulting Party could enter into a contract in the foreign exchange market to buy the Non-Defaulting Party's Base Currency in exchange for such Currency (or, if such Spot Price is not available, conversion shall be accomplished by the Non-Defaulting Party using any commercially reasonable method); and

         (iii) Netting. Net such settlement amounts with respect to each Party so that all such amounts are netted to a single liquidated amount payable by one Party to the other Party.

         (d) Final Netting. The Non-Defaulting Party shall net (or, if both are payable by one Party, add) the liquidated amounts payable under Sections 8.1(b) and 8.1(c) with respect to each Party so that such amounts are netted (or added) to a single liquidated amount payable by one Party to the other Party as a settlement payment.

         8.2 Set-Off Against Credit Support. Where close-out and liquidation occurs in accordance with Section 8.1, the Non-Defaulting Party shall also be entitled (i) to set off the net payment calculated in accordance with Section 8.1(d) which the Non-Defaulting Party owes to the Defaulting Party, if any, against any credit support or other collateral ("Credit Support") held by the Defaulting Party pursuant to a Credit Support Document or otherwise (including the liquidated value of any non-cash Credit Support) in respect of the Non-Defaulting Party's obligations under the Agreement or (ii) to set off the net payment calculated in accordance with Section 8.1(d) which the Defaulting Party owes to the Non-Defaulting Party, if any, against any Credit Support held by the Non-Defaulting Party (including the liquidated value of any non-cash Credit Support) in respect of the Defaulting Party's obligations under the Agreement; provided that, for purposes of either such set-off, any Credit Support denominated in a Currency other than the Non-Defaulting Party's Base Currency shall be converted into such Base Currency at the rate specified in
Section 8.1(c)(ii).

         8.3 Other Foreign Exchange Transactions and Currency Options. Where close-out and liquidation occurs in accordance with Section 8.1, the Non-Defaulting Party shall also be entitled to close-out and liquidate, to the extent permitted by applicable law, any other foreign exchange transaction or currency option entered into between the Parties which is then outstanding in accordance with the provisions of Section 8.1, with each obligation of a Party to deliver a Currency under such a foreign exchange transaction being treated as if it were a Currency Obligation (including exercised options, provided that cash-settled options shall be treated analogously to Options to be settled at their In-the-Money Amount) and each unexercised option being treated as if it were an Option under the Agreement.

         8.4 Payment and Late Interest. The net amount payable by one Party to the other Party pursuant to the provisions of Sections 8.1 and 8.3 above shall be paid by the close of business on the Business Day following the receipt by the Defaulting Party of notice of the Non-Defaulting Party's settlement calculation, with interest at overnight LIBOR from and including the Close-Out Date to but excluding such Business Day (and converted as required by applicable law into any other Currency, any costs of conversion to be borne by, and deducted from any payment to, the Defaulting Party). To the extent permitted by applicable law, any amounts owed but not paid when due under this Section 8 shall bear interest at overnight LIBOR (or, if conversion is required by applicable law into some other Currency, either overnight LIBOR with respect to such other Currency or such other rate as may be prescribed by such applicable law) for each day for which such amount remains unpaid. Any addition of interest or discounting required under this Section 8 shall be calculated on the basis of a year of such number of days as is customary for transactions involving the relevant Currency in the relevant foreign exchange market.

         8.5 Suspension of Obligations. Without prejudice to the foregoing, so long as a Party shall be in default in payment or performance to the other Party under the Agreement and the other Party has not exercised its rights under this
Section 8, or, if "Adequate Assurances" is specified as applying to the Agreement in Part XI of the Schedule, during the pendency of a reasonable request to a Party for adequate assurances of its ability to perform its obligations under the Agreement, the other Party may, at its election and without penalty, suspend its obligation to perform under the Agreement.

         8.6 Expenses. The Defaulting Party shall reimburse the Non-Defaulting Party in respect of all out-of-pocket expenses incurred by the Non-Defaulting Party (including fees and disbursements of counsel, including attorneys who may be employees of the Non-Defaulting Party) in connection with any reasonable collection or other enforcement proceedings related to the payments required under the Agreement.

         8.7 Reasonable Pre-Estimate. The Parties agree that the amounts recoverable under this Section 8 are a reasonable pre-estimate of loss and not a penalty. Such amounts are payable for the loss of bargain and the loss of protection against future risks and, except as otherwise provided in the Agreement, neither Party will be entitled to recover any additional damages as a consequence of such losses.

         8.8 No Limitation of Other Rights; Set-Off. The Non-Defaulting Party's rights under this Section 8 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), and, to the extent not prohibited by law, the Non-Defaulting Party shall have a general right of set-off with respect to all amounts owed by each Party to the other Party, whether due and payable or not due and payable (provided that any amount not due and payable at the time of such set-off shall, if appropriate, be discounted to present value in a commercially reasonable manner by the Non-Defaulting Party). The Non-Defaulting Party's rights under this Section 8.8 are subject to Section 8.7.

SECTION 9.        FORCE MAJEURE, ACT OF STATE, ILLEGALITY AND IMPOSSIBILITY

         9.1 Force Majeure, Act of State, Illegality and Impossibility. If either Party is prevented from or hindered or delayed by reason of force majeure or act of state in the delivery or receipt of any Currency in respect of a Currency Obligation or Option or if it becomes or, in the good faith judgment of one of the Parties, may become unlawful or impossible for either Party to make or receive any payment in respect of a Currency Obligation or Option, then the Party for whom such performance has been prevented, hindered or delayed or has become illegal or impossible shall promptly give notice thereof to the other Party and either Party may, by notice to the other Party, require the close-out and liquidation of each affected Currency Obligation and Option in accordance with the provisions of Section 8.1 and, for such purposes, the Party unaffected by such force majeure, act of state, illegality or impossibility (or, if both Parties are so affected, whichever Party gave the relevant notice) shall perform the calculation required under Section 8.1 as if it were the Non-Defaulting Party. Nothing in this Section 9.1 shall be taken as indicating that the Party treated as the Defaulting Party for the purpose of calculations required by
Section 8.1 has committed any breach or default.

         9.2 Transfer to Avoid Force Majeure, Act of State, Illegality or Impossibility. If Section 9.1 becomes applicable, unless prohibited by law, the Party which has been prevented, hindered or delayed from performing shall, as a condition to its right to designate a close-out and liquidation of any affected Currency Obligation or Option, use all reasonable efforts (which will not require such Party to incur a loss, excluding immaterial, incidental expenses) to transfer as soon as practicable, and in any event before the earlier to occur of the expiration date of the affected Options or twenty (20) days after it gives notice under Section 9.1, all its rights and obligations under the Agreement in respect of the affected Currency Obligations and Options to another of its Designated Offices so that such force majeure, act of state, illegality or impossibility ceases to exist. Any such transfer will be subject to the prior written consent of the other Party, which consent will not be withheld if such other Party's policies in effect at such time would permit it to enter into transactions with the transferee Designated Office on the terms proposed, unless such transfer would cause the other Party to incur a material tax or other cost.

SECTION 10.       PARTIES TO RELY ON THEIR OWN EXPERTISE

         Each Party will be deemed to represent to the other Party on the date on which it enters into an FX Transaction or Option that (absent a written agreement between the Parties that expressly imposes affirmative obligations to the contrary for that FX Transaction or Option): (i)(A) it is acting for its own account, and it has made its own independent decisions to enter into that FX Transaction or Option and as to whether that FX Transaction or Option is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary; (B) it is not relying on any communication (written or oral) of the other Party as investment advice or as a recommendation to enter into that FX Transaction or Option, it being understood that information and explanations related to the terms and conditions of an FX Transaction or Option shall not be considered investment advice or a recommendation to enter into that FX Transaction or Option; and (C) it has not received from the other Party any assurance or guarantee as to the expected results of that FX Transaction or Option; (ii) it is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that FX Transaction or Option; and (iii) the other Party is not acting as a fiduciary or an advisor for it in respect of that FX Transaction or Option.

SECTION 11.       MISCELLANEOUS

         11.1 Currency Indemnity. The receipt or recovery by either Party (the "first Party") of any amount in respect of an obligation of the other Party (the "second Party") in a Currency other than that in which such amount was due, whether pursuant to a judgment of any court or pursuant to Section 8 or 9, shall discharge such obligation only to the extent that, on the first day on which the first Party is open for business immediately following such receipt or recovery, the first Party shall be able, in accordance with normal banking practice, to purchase the Currency in which such amount was due with the Currency received or recovered. If the amount so purchasable shall be less than the original amount of the Currency in which such amount was due, the second Party shall, as a separate obligation and notwithstanding any judgment of any court, indemnify the first Party against any loss sustained by it. The second Party shall in any event indemnify the first Party against any costs incurred by it in making any such purchase of Currency.

         11.2 Assignment. Neither Party may assign, transfer or charge or purport to assign, transfer or charge its rights or obligations under the Agreement to a third party without the prior written consent of the other Party and any purported assignment, transfer or charge in violation of this Section
11.2 shall be void.

         11.3 Telephonic Recording. The Parties agree that each may electronically record all telephonic conversations between them and that any such recordings may be submitted in evidence to any court or in any Proceedings for the purpose of establishing any matters pertinent to the Agreement.

         11.4 Notices. Unless otherwise agreed, all notices, instructions and other communications to be given to a Party under the Agreement shall be given to the address, telex (if confirmed by the appropriate answerback), facsimile (confirmed if requested) or telephone number and to the individual or department specified by such Party in Part III of the Schedule. Unless otherwise specified, any notice, instruction or other communication given in accordance with this
Section 11.4 shall be effective upon receipt.

         11.5 Termination. Each of the Parties may terminate the Agreement at any time by seven (7) days' prior written notice to the other Party delivered as prescribed in Section 11.4, and termination shall be effective at the end of such seventh day; provided, however, that any such termination shall not affect any outstanding Currency Obligations or Options, and the provisions of the Agreement shall continue to apply until all the obligations of each Party to the other under the Agreement have been fully performed.

         11.6 Severability. In the event any one or more of the provisions contained in the Agreement should be held invalid, illegal or unenforceable in any respect under the law of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained in the Agreement under the law of such jurisdiction, and the validity, legality and enforceability of such and any other provisions under the law of any other jurisdiction shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         11.7 No Waiver. No indulgence or concession granted by a Party and no omission or delay on the part of a Party in exercising any right, power or privilege under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         11.8 Master Agreement. Where one of the Parties to the Agreement is domiciled in the United States, the Parties intend that the Agreement shall be a master agreement, as referred to in 11 U.S.C. Section 101(53B)(C) and 12 U.S.C.
Section 1821(e)(8)(D)(vii).

         11.9 Time of Essence, Etc. Time shall be of the essence in the Agreement. Unless otherwise agreed, the times referred to in the Agreement with respect to Options shall in each case refer to the local time of the relevant Designated Office of the Seller of the relevant Option.

         11.10 Headings. Headings in the Agreement are for ease of reference only.

         11.11 Payments Generally. All payments to be made under the Agreement shall be made in same day (or immediately available) and freely transferable funds and, unless otherwise specified, shall be delivered to such office of such bank, and in favor of such account as shall be specified by the Party entitled to receive such payment in Part IV of the Schedule or in a notice given in accordance with Section 11.4.

         11.12 Amendments. No amendment, modification or waiver of the Agreement will be effective unless in writing executed by each of the Parties; provided that the Parties may agree in a Confirmation that complies with Section 2.3 to amend the Agreement solely with respect to the Option that is the subject of the Confirmation.

         11.13 Credit Support. A Credit Support Document between the Parties may apply to obligations governed by the Agreement. If the Parties have executed a Credit Support Document, such Credit Support Document shall be subject to the terms of the Agreement and is hereby incorporated by reference in the Agreement. In the event of any conflict between a Credit Support Document and the Agreement, the Agreement shall prevail, except for any provision in such Credit Support Document in respect of governing law.

         11.14 Adequate Assurances. If the Parties have so agreed in Part XI of the Schedule, the failure by a Party to give adequate assurances of its ability to perform any of its obligations under the Agreement within two (2) Business Days of a written request to do so when the other Party has reasonable grounds for insecurity shall be an Event of Default under the Agreement.

         11.15 Correction of Confirmations. Unless either Party objects to the terms contained in any Confirmation sent by the other Party or sends a corrected Confirmation within three (3) Business Days of receipt of such Confirmation, or such shorter time as may be appropriate given the Value Date of an FX Transaction, the terms of such Confirmation shall be deemed correct and accepted absent manifest error. If the Party receiving a Confirmation sends a corrected Confirmation within such three (3) Business Days, or shorter period, as appropriate, then the Party receiving such corrected Confirmation shall have three (3) Business Days, or shorter period, as appropriate, after receipt thereof to object to the terms contained in such corrected Confirmation.

SECTION 12.       LAW AND JURISDICTION

         12.1 Governing Law. The Agreement shall be governed by, and construed in accordance with, the laws of the jurisdiction set forth in Part XII of the Schedule without giving effect to conflict of laws principles.

         12.2 Consent to Jurisdiction. (a) With respect to any Proceedings, each Party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the jurisdiction set forth in Part XIII of the Schedule and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such Party. Nothing in the Agreement precludes either Party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

         (b) Each Party irrevocably appoints the agent for service of process (if any) specified with respect to it in Part XIV of the Schedule. If for any reason any Party's process agent is unable to act as such, such Party will promptly notify the other Party and within thirty (30) days will appoint a substitute process agent acceptable to the other Party.

         12.3 Waiver of Jury Trial. Each Party irrevocably waives any and all right to trial by jury in any Proceedings.

         12.4 Waiver of Immunities. Each Party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

                                             MORGAN STANLEY & CO. INCORPORATED

                                             By:
                                                ------------------------------
                                             Name:
                                             Title:



                                             MORGAN STANLEY DEAN WITTER
                                             SPECTRUM __________________ L.P.

                                             By: Demeter Management Corporation
                                                 ------------------------------
                                             Name:
                                             Title:

                                   Schedule-1

                                    SCHEDULE

               Schedule to the International Foreign Exchange and
                    Options Master Agreement dated as of June
                           ___, 2000 (the "Agreement")

              between Morgan Stanley & Co. Incorporated ("Party A")

                                       and

            Morgan Stanley Dean Witter Spectrum ________________ L.P.
                                  ("Party B").

Part I.       Scope of the Agreement

         The Agreement shall apply to all FX Transactions outstanding between any two Designated Offices of the Parties on the Effective Date.

         The Agreement shall apply to all Currency Options outstanding between any two Designated Offices of the Parties on the Effective Date.

Part II.      Designated Offices

         Each of the following shall be a Designated Office:

         Party A: New York

         Party A is not a multibranch party.

         Party B:  New York

         Party B is not a multibranch party.

         Each Party (the "first Party") that enters into an FX Transaction or Option through an agency, branch, or office other than its head or home office represents to the other Party (the "second Party") that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of the first Party, the obligations of the first Party are the same as if it had entered into the FX Transaction or Option through its head or home office. This representation will be deemed to be repeated by the first Party on each date on which it enters into an FX Transaction or Option.

Part III.     Notices

              If sent to Party A:

              Address:              Morgan Stanley & Co. Incorporated
                                    1585 Broadway, 4th floor
                                    New York, New York 10036
              Telephone Number:     (212) 761-2700
              Telex Number:         6801048 (Answerback:   FXMS)
              Facsimile Number:     (212) 761-0296
              SWIFT Number:         MSNYUS33
              Name of Individual or Department to whom Notices are to be sent:
               Foreign Exchange Trading Department

                                   Schedule-1

              If sent to Party B:

              Address:     Party B c/o
                           Morgan Stanley Dean Witter & Co.
                           2 World Trade Center
                           62nd Floor
                           New York, NY 10048
              Telephone Number: 212-392-3270
              Telex Number:
              Facsimile Number: 212-392-1306
              SWIFT Number:
              Name of Individual or Department to whom Notices are to be sent:
               Managed Futures

Part IV.      Payment Instructions

              [X] Name of Bank and Office, Account Number and Reference with respect to relevant Currencies:

         In the case of Party A, U.S. dollar payments shall be made to the following account:

                           Bank of New York, New York
                           ABA#: 021000018
                           For: Morgan Stanley & Co., New York
                           Acct. #: 8900010932
                           Ref: Chips UID 23-65-84

         In the case of Party B, U.S. dollar payments shall be made to the following account:

                           Citibank N.A.
                           ABA#: 021-000089
                           For: Dean Witter Reynolds Inc.
                           Acct.#: 40611164

         For Further Credit to Managed Futures Fund Margin Transfer 779-000999-4

         [X] With respect to each Party, as may be set forth in such Standard Settlement Instructions as may be specified by such Party in a notice given in accordance with Section 11.4.

Part V.       Netting

A.            Discharge of Options

              Section 4.1 shall apply to Options other than Barrier Options.

B.            Netting of Premiums

              Section 4.2 shall apply to Premium payments for Options other than Barrier Options.

C.            Settlement Netting Offices

              Each of the following shall be a Settlement Netting Office:

                                   Schedule-2

              Party A:  Same as Part II.

              Party B: Same as Part II

              Party A and Party B agree that, notwithstanding Section 6.2 of the Agreement, obligations to make payments pursuant to FX Transactions shall only be netted, satisfied and discharged against obligations to make payments arising out of the same or other FX Transactions between a pair of Settlement Netting Offices and obligations to make payments pursuant to Options (including exercised Options) shall only be netted, satisfied and discharged against obligations to make payments arising out of the same or other Options (including exercised Options) between a pair of Settlement Netting Offices.

D.            Novation Netting Offices

              Each of the following shall be a Novation Netting Office:

              Party A: Same as Part II

              Party B: Same as Part II

E.            Matched Pair Novation Netting Offices

              Each of the following shall be a Matched Pair Novation Netting
Office:

              Not applicable.

Part VI.      Automatic Exercise of Options; Cash Settlement of FX Transactions

A.            Automatic Exercise of Options

              Automatic Exercise of certain In-the-money Options pursuant to
Section 5.3 shall apply to Party A as Buyer.

              Automatic Exercise of certain In-the-money Options pursuant to
Section 5.3 shall apply to Party B as Buyer.

B.       Cash Settlement of FX Transactions


                                   Schedule-3

              The following provision shall apply:

              The definition of FX Transaction in Section 1 shall include foreign exchange transactions for the purchase and sale of one Currency against another but which shall be settled by the delivery of only one Currency based on the difference between exchange rates as agreed by the Parties as evidenced in a Confirmation. Section 6.1 is modified so that only one Currency shall be delivered for any such FX Transaction in accordance with the formula agreed by the Parties. Section 8.1(b)(i)(A) is modified so that the Close-Out Amount for any such FX Transaction for which the cash settlement amount has been fixed on or before the Close-Out Date pursuant to the terms of such FX Transaction shall be equal to the Currency Obligation arising therefrom (increased by adding interest in the manner provided in clause (A)(2) if the Value Date precedes the Close-Out Date) and for any such FX Transaction for which the cash settlement amount has not yet been fixed on the Close-Out Date pursuant to the terms of such FX Transaction, the Close-Out Amount shall be as reasonably determined by Party A in accordance with market practice.

Part VII.     Base Currency

              Party A's Base Currency is U.S. Dollars.

              Party B's Base Currency is U.S. Dollars.

Part VIII.    Threshold Amount

              For purposes of clause (x) of the definition of Event of Default:

              Party A's Threshold Amount is U.S.D. $10,000,000.

              Party B's Threshold Amount is U.S.D. $10,000,000.

Part IX.      Additional Events of Default

              Clause (x) of the definition of Event of Default shall be modified by deleting the words ", or becomes capable at any time of being declared," after the words "and remains unpaid after any applicable grace period has elapsed, or (B) becomes".

              The following provisions which are checked shall constitute Events of Default:

              [X] (a) occurrence of garnishment or provisional garnishment against a claim against the Defaulting Party acquired by the Non-Defaulting Party. The automatic termination provision of Section 8.1 shall not apply to either Party that is a Defaulting Party in respect of this Event of Default.

              [X] (b) suspension of payment by the Defaulting Party or any Credit Support Provider in accordance with the Bankruptcy Law or the Corporate Reorganization Law in Japan. The automatic termination provision of Section 8.1 shall not apply to either Party that is a Defaulting Party in respect of this Event of Default.

              [X] (c) disqualification of the Defaulting Party or any Credit Support Provider by any relevant bill clearing house located in Japan. The automatic termination provision of Section 8.1 shall not apply to either Party that is a Defaulting Party in respect of this Event of Default.

                                   Schedule-4

Part X.       Automatic Termination

              The Automatic Termination provision of Section 8.1 shall not apply to Party A as Defaulting Party in respect of clause (ii), (iii) or (iv) of the definition of Event of Default.

              The Automatic Termination provision of Section 8.1 shall not apply to Party B as Defaulting Party in respect of clause (ii), (iii) or (iv) of the definition of Event of Default.

Part XI.      Adequate Assurances

              Adequate Assurances under Section 11.14 shall not apply to the Agreement.

Part XII.     Governing Law

              In accordance with Section 12.1 of the Agreement, the Agreement shall be governed by the laws of:

              [X]       the State of New York.

              [    ]    England and Wales.

              [    ]    Japan.

Part XIII.    Consent to Jurisdiction

              In accordance with Section 12.2 of the Agreement, each Party irrevocably submits to the non-exclusive jurisdiction of:

              [X] the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City.

              [    ]    the courts of England.

              [    ]    the Tokyo District Court.

Part XIV.     Agent for Service of Process

              Party A appoints the following as its agent for service of process in any Proceedings in the State of New York: Not applicable.

              Party B appoints the following as its agent for service of process in any Proceedings in the State of New York: Not applicable.

Part XV.      Certain Regulatory Representations

A.            The following FDICIA representation shall apply:

              1. Party A represents and warrants that it qualifies as a "financial institution" within the meaning of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") by virtue of being a:

                  [X]  broker or dealer within the meaning of FDICIA;


                                   Schedule-5

                  [ ]  depository institution within the meaning of FDICIA;

                  [X]  futures commission merchant within the meaning of FDICIA;

                  [ ] "financial institution" within the meaning of Regulation EE (see below).

              2. Party B hereby represents and warrants that it qualifies as a "financial institution" by virtue of being a:

                  [ ]  broker or dealer within the meaning of FDICIA;

                  [ ]  depository institution within the meaning of FDICIA;

                  [ ]  futures commission merchant within the meaning of FDICIA;

                  [ ] "financial institution" within the meaning of Regulation EE (see below).

                  3. A Party representing that it is a "financial institution" as that term is defined in 12 C.F.R. Section 231.3 of Regulation EE issued by the Board of Governors of the Federal Reserve System ("Regulation EE") represents that:

                  (a) it is willing to enter into "financial contracts" as a counterparty "on both sides of one or more financial markets" as those terms are used in Section 231.3 of Regulation EE; and

                  (b) during the 15-month period immediately preceding the date it makes or is deemed to make this representation, it has had on at least one
(1) day during such period, with counterparties that are not its affiliates (as defined in Section 231.2(b) of Regulation EE) either:

                        (i) one or more financial contracts of a total gross notional principal amount of $1 billion outstanding; or

                        (ii) total gross mark-to-market positions (aggregated across counterparties) of $100 million; and

                  (c) agrees that it will notify the other Party if it no longer meets the requirements for status as a financial institution under Regulation EE.

              4. If both Parties are financial institutions in accordance with the above, the Parties agree that the Agreement shall be a netting contract, as defined in 12 U.S.C. Section 4402(14), and each receipt or payment or delivery obligation under the Agreement shall be a covered contractual payment entitlement or covered contractual payment obligation, respectively, as defined in FDICIA.

B. The following ERISA representation shall apply:

              Each Party represents and warrants that it is not (i) a plan subject to the fiduciary responsibility part of the Employee Retirement Income Security Act of 1974, as amended, or subject to Section 4975 of the Internal Revenue Code of 1986, as amended; (ii) a person acting on behalf of any such plan; or (iii) a person the assets of whom constitute assets of any such plan.

C. The following CFTC trade option representation shall not apply:

                                   Schedule-6

              Each Party represents and warrants that it is a commercial user of or a merchant handling the Currencies subject to each Option and was offered or entered into each Option solely for purposes related to its business as such.

D. The following CFTC eligible swap participant representation shall apply:

              Each Party represents and warrants that it is an "eligible swap participant" under, and as defined in, 17 C.F.R. Section 35.1.

Part XVI.         Representations and Warranties

              In addition to the representations and warranties set forth in
Section 7.1 and Part XV of this Schedule, each Party hereby represents and warrants to the other Party on the date hereof and on the date of each FX Transaction or Option, as the case may be, that: (a) it is a sophisticated investor able to evaluate and assume the risks associated with transactions in currencies as contemplated by the Agreement; (b) it is not relying upon any representations (whether written or oral) of the other Party other than the representations expressly set forth in the Agreement, this Schedule, any Credit Support Document or in any Confirmation; (c) its execution and delivery of the Agreement, and its performance of its obligations hereunder, do not and will not conflict with any law or regulation of the jurisdiction of its organization or other law or regulation applicable to it, and do not and will not violate, constitute a default under, or result in the creation or imposition of any lien or encumbrance on any of its property or assets under any agreement or instrument to which it is a party or by which its assets are bound; (d) no consent, authorization or approval (including exchange control approval) or other action by, and no notice to or filing with, any person or entity, including any governmental authority or regulatory body, other than any already obtained, made or filed and remaining in full force and effect, and the conditions of which have been duly complied with, is required in connection with the performance of its obligations under the Agreement; and (e) there are no actions, proceedings or claims pending or, to the best of its knowledge, threatened, the adverse determination of which might have a materially adverse effect on its ability to perform its obligations under, or affect the validity or enforceability of, the Agreement.

Part XVII.    Agreement Superseding

              A new Section 11.16 shall be added to the Agreement which shall read as follows: "The Agreement shall supersede any other agreement between the Parties with respect to the subject matter hereof."

Part XVIII. Barrier Options

              In connection with any Barrier Options between the Parties, Party B acknowledges that:

              a) As part of its business, Party A regularly trades in the foreign exchange spot, forward, futures and options markets for its own account and for the accounts of other customers. Such trading may affect spot prices in the Currency Pair.

              b) Party A generally hedges its Barrier Option positions by buying or selling a quantity of the relevant currency, and may adjust (increase or decrease) its hedge as market conditions change during the life of the Options and it believes that it is more or less likely that a Barrier will be breached. Such hedging and de-hedging activity may affect spot prices and may thus affect the probability of a Barrier being breached.

                                   Schedule-7

Part XIX.         1998 FX and Currency Option Definitions.

                  The 1998 FX and Currency Option Definitions as published by ISDA, EMTA and the Foreign Exchange Committee (the "Definitions") shall be applicable to each FX Transaction and Option under the Agreement, including any FX Transaction or Option outstanding on the date hereof, subject to the following:

A.       Definitions:

         1. The term "Agreement" in Section 2.2 of the Agreement shall include the Agreement as modified and supplemented by this Part.

         2. The term "FX Transaction" and "Currency Option Transaction" in the Definitions or in a Confirmation shall in all cases by considered references to an "FX Transaction" and "Option" under the Agreement.

         3. All terms in this Part shall have the meanings given them above or in the Definitions, unless not defined above or in the Definitions, in which case the term shall have the meaning given in the Agreement.

B.       Scope.

         1. Notwithstanding the absence of any reference to the Definitions in a Confirmation, this Part and the Definitions shall be applicable to any FX Transaction or Currency Option Transaction covered by the Agreement; provided that the Parties may agree otherwise for any Transaction as evidenced by a Confirmation that complies with Section 2.3 of the Agreement.

         2. In the event of any inconsistency between the Definitions and a Confirmation, the terms of the Confirmation shall govern for the purpose of the relevant Transaction. In the event of any inconsistency between the Definitions and the Agreement, the Definitions shall prevail.

C.       Confirmations.

         Notwithstanding Sections 2.4 and 11.12 of the Agreement, in the event of any inconsistency between the terms of a Confirmation for an FX Transaction or Currency Option Transaction and the Agreement, the terms of the Confirmation shall prevail.

D.       Disruption Events.

         With respect to any Disruption Event that is applicable to an FX Transaction or Currency Option Transaction pursuant to the Definitions or as otherwise agreed by the Parties as evidenced by a Confirmation, Section 9 of the Agreement shall not be applicable in respect of such FX Transaction or Currency Option Transaction, and the Parties shall be subject to the Disruption Fallbacks (including but not limited to No Fault Termination) specified as applicable pursuant to the Definitions or such Confirmation.

                                   Schedule-8

E.       Miscellaneous.

         The provisions of Part VI.B of this Schedule relating to cash settlement of FX Transactions shall apply to Non-Deliverable FX Transactions.

Part XX.      Margin and Security

              (a) Party B shall at all times maintain with Dean Witter Reynolds Inc. (the "Custodian") for and on behalf of Party A cash and securities acceptable to Party A (together, the "Margin") in order to secure the obligations of Party B under all open FX Transactions and Options entered into under the Agreement. The amount of Margin which Party B shall maintain with Party A shall be determined by Party A in its reasonable judgment (which determination shall be conclusive in the absence of manifest error), on a risk adjusted basis, taking into account historical volatility, imputed volatility and/or such other factors as Party A reasonably deems relevant to this determination (the "Aggregate Margin Requirement"). On or prior to the date of the Agreement, Party B shall have established a special pledge account with the Custodian (the "Account") for the purpose of holding custody of the Margin for and on behalf of Party A in accordance with the provisions of the Custodian Account Addendum, dated the date hereof, and the Agreement. Party B's failure to deposit Margin or to establish the Account as required herein shall be an Event of Default for all purposes under the Agreement (it being understood that there shall be no grace period with respect to obligations of Party B pursuant to this
Part XX).

              (b) Whenever such Aggregate Margin Requirement shall exceed the market value of Margin on deposit with the Custodian in the Account as determined by Party A at such time in its reasonable judgment and which determination shall be conclusive in the absence of manifest error (the "Margin Balance", and the difference between such Aggregate Margin Requirement and the Margin Balance being the "Shortfall"), then Party B shall deposit immediately upon Party A's request, additional Margin in an amount at least equal to such Shortfall.

              (c) In furtherance of the foregoing, as security for the prompt and complete payment when due and the performance by Party B of all of its obligations to Party A under the Agreement, Party B hereby grants to Party A a continuing first priority security interest in and to all of Party B's right, title and interest in and to the Margin, the Account, all financial assets, investment property and other property and assets which are deposited from time to time in, or credited from time to time to, the Account, all security entitlements in respect thereof, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, and all proceeds of any of the foregoing (the "Margin Collateral"). As additional security for the prompt and complete payment when due and the performance by Party B of all of its obligations to Party A under the Agreement, Party B hereby grants to Party A and its affiliates a first priority security interest in and to any property of Party B at any time held by or for the benefit of Party A or any affiliate of Party A for any purpose, including, without limitation, any property of Party B held in any account with Party A, any affiliate of Party A or with the Custodian, any financial assets, investment property and other property and assets which are deposited from time to time in, or credited from time to time to, any such account, all security entitlements in respect thereof, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, and all proceeds of any of the foregoing (the "Collateral"), to secure all obligations of Party B to Party A. If



                                   Schedule-9

Collateral was delivered in connection with a particular agreement between Party B and Party A or any of its affiliates, then such Collateral shall secure first the obligations of Party B with respect to such agreement and second all other obligations of Party B to Party A or any of its affiliates (in such order as Party A shall determine in its sole discretion). Party A, its affiliates and the Custodian and Party B hereby each acknowledge and agree that (a) each of Party A and its affiliates which holds Collateral holds such Collateral for itself and also as agent and bailee for all other of Party A and its affiliates which are secured parties hereunder or under any agreement between Party B and Party A or any of its affiliates and (b) the Custodian which holds Collateral for and on behalf of Party A holds such Collateral as agent and bailee for Party A and its affiliates which are secured parties hereunder and under any agreement between Party B and Party A or any of its affiliates. If an Event of Default hereunder shall occur, then each of Party A and its affiliates shall be entitled to retain or sell all Collateral as security for Party B's obligations, even if otherwise required pursuant to the terms of an agreement or otherwise to deliver any Collateral to Party B or Party B's order. The parties agree that Party A and its affiliates shall have the rights and remedies of a secured creditor under the New York Uniform Commercial Code (the "UCC") and under any other applicable law or agreement to exercise any right with respect to the Margin Collateral and the Collateral subject to the security interest granted under the Agreement. Notwithstanding Section 9-207 of the UCC, each of Party A or any of its affiliates shall have free and unrestricted use of any Margin Collateral and/or Collateral which it holds hereunder or with the Custodian, including, without limitation, the right, from time to time and without notice to Party B, to sell, pledge, repledge, hypothecate, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Margin Collateral and/or Collateral separately or in common with other securities, commodities or other property, for the sum due to any of Party A or any of its affiliates or for a greater sum on terms which may otherwise impair the right of Party B to redeem such Margin Collateral and/or Collateral, and free from any other right of claim of any nature whatsoever of Party B, and without retaining possession and control for delivery a like amount of similar securities, commodities, or other property.

              (d) Party B represents and warrants that it owns the Margin Collateral and the Collateral to be pledged and assigned to each of Party A and its affiliates hereunder and under any other agreement between Party B and Party A or any of its affiliates, free and clear of any liens, equities, claims (including, without limitation, participation interests) and transfer restrictions. Party B covenants and agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, any of the Margin Collateral or the Collateral, nor will it create, incur or permit to exist any lien on or with respect to any of the Margin Collateral or the Collateral, any interest therein, or any proceeds thereof, except for the security interests created under this Agreement or otherwise under any agreement between Party B and Party A or any of its affiliates. Any purported sale, assignment, transfer, exchange, disposition, grant or lien of the Margin Collateral or the Collateral by Party B that is not permitted under the foregoing sentence shall be null and void and shall constitute an Event of Default hereunder and under any agreement between Party B and Party A or any of its affiliates immediately prior to the taking of any such action, if Party A so deems (it being understood that there shall be no grace period with respect to obligations of Party B pursuant to this Part XX).

              (e) Party B shall, at its sole expense and as Party A in its sole discretion may deem necessary or advisable from time to time, undertake all such action as is necessary, (i) to create, preserve, protect and perfect the security interests granted under the Agreement, (ii) to enable Party A to exercise and enforce its rights with respect to such security interests, and
(iii) execute and deliver all documents and instruments in such manner and form as Party A may require, including without limitation UCC financing statements and continuation statements. Party B hereby appoints Party A as its true and lawful attorney-in-fact, including without limitation, to sign and file such documents and instruments on Party B's behalf and without Party B's signature; such appointment, being coupled with an interest, shall be irrevocable. Without limitation on the foregoing, Party B agrees to take such action as Party A in its sole discretion may deem necessary or advisable in the event of any change in applicable law, including, without limitation, Article 8 of the UCC and the Regulations of the Department of the Treasury governing transfers of interests in U.S. marketable treasury securities in book-entry form.

                                  Schedule-10

              (f) The parties hereto agree that each of the Account and any account in which any Collateral is held or to which any Collateral is credited (a "Collateral Account") is a "securities account" within the meaning of Article 8 of the UCC and that all property and assets (including, without limitation, cash) held in or credited to (i) the Account or (ii) any Collateral Account shall be treated as a "financial asset" for purposes of Article 8 of the UCC.

MORGAN STANLEY & CO. INCORPORATED

By
   -------------------------------
     Name:
     Title:

MORGAN STANLEY DEAN WITTER SPECTRUM ________________ L.P.

By: Demeter Management Corporation

     Name:
     Title:



                                  Schedule-11

                                   Addendum-1

                           CUSTODIAN ACCOUNT ADDENDUM

         This Addendum supplements, forms part of, and is subject in all respects to, the Foreign Exchange and Options Master Agreement (FEOMA) including the Schedule thereto (the "Schedule") dated as of June ___, 2000 by and between Morgan Stanley & Co. Incorporated and Demeter Management Corporation on behalf of ____________________________________ (collectively, the "Agreement"), and is a part of the Schedule with respect to each party; provided, however, as used herein, "Pledgor" means Party B and "Secured Party" means Party A (as defined in the Agreement). Other capitalized terms used herein, unless otherwise defined, have the meanings specified in the Agreement. With respect to the rights or obligations of the Secured Party or the Pledgor, in the event of any inconsistencies between this Addendum and the Agreement, the Agreement will prevail.

         Having appointed Dean Witter Reynolds Inc. (the "Custodian") to hold Margin for and on behalf of the Secured Party, the Secured Party, the Pledgor and the Custodian (solely to the extent of the duties it has agreed to undertake and perform hereunder) agree as follows:

         1. In all respects, the rights of the Secured Party under the Schedule with respect to Margin shall not be affected by the appointment of a Custodian hereunder. The provisions of this Addendum in no way diminish or otherwise affect the rights of the Secured Party under the Agreement.

         2. The Secured Party, by written notice to the Custodian, may exercise all powers, and exercise any and all rights and remedies permitted under the Schedule as though the Secured Party was taking such action directly, and the Custodian will comply with, and be entitled to rely on, all such instructions (including, without limitation, entitlement orders) as if such instructions were provided by the parties jointly.

         3. As used herein, the following terms have the following meaning:

         "Advice from the Secured Party" or "Advice" means a written notice sent to the Pledgor and/or the Custodian or transmitted by a facsimile sending device by any of those individuals designated by the Secured Party, except that for any of the following purposes it shall mean notice by telephone to a person designated by the Pledgor in writing as authorized to receive such advice or, in the event that no such person is available, to any officer of the Pledgor and confirmed promptly in writing thereafter: (i) for initial or additional Margin;
(ii) that the Secured Party has issued a Notice of Exercise with respect to an Option ; or (iii) that the Pledgor has failed to give notice of intent to make payment of amounts or deliveries as required under Paragraph 5 of this Addendum. With respect to any covering purchase transaction, the Advice from the Secured Party shall mean a Confirmation in use by the Secured Party and sent or transmitted to the Pledgor and/or the Custodian. When used herein the term "Advise" means the act of sending an Advice from the Secured Party.

         4. The Custodian shall open an account on its books entitled "Special Custody Account for Morgan Stanley & Co. Incorporated as Pledgee of Morgan Stanley Dean Witter Strategic Alternatives, L.L.C (referred to herein as the "Special Custody Account").

                  The parties hereto agree that all property and assets held in or credited to the Special Custody Account will be treated as financial assets under Article 8 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"). The parties hereto further agree that the securities intermediary's jurisdiction, within the meaning of Section 8-110(e) of the UCC, in respect of the Special Custody Account and the Margin is the State of New York and agree that none of them has or will enter into any agreement to the contrary.

                                   Addendum-1

                  Anything in this Addendum notwithstanding, the Custodian hereby agrees to comply with entitlement orders and other instructions of the Secured Party with respect to the Special Custody Account and any Margin without further consent of the Pledgor. The Pledgor hereby consents to such agreement.

                  The Custodian represents and warrants that it has not, and agrees that it will not, agree to comply with entitlement orders concerning the Special Custody Account or any Margin that are originated by any person other than the Secured Party.

                  The Pledgor agrees to inform the Custodian in writing that cash and securities specified by the Pledgor as qualifying as Margin and equal in value to the Aggregate Margin Requirement are to be identified on the Custodian's books and records as pledged to the Secured Party. The Custodian will hold the Margin in, and credit the Margin to, the Special Custody Account, separate and apart from any other property of the Pledgor that may be held by the Custodian, subject to the interest therein of the Secured Party as the Pledgee thereof in accordance with the terms of the Agreement. The Custodian continuously represents that Margin will not be subject to any other lien, charge, security interest or other right or claim of the Custodian or any person claiming through the Custodian. The Custodian will confirm in writing to the Secured Party and the Pledgor all pledges, releases, substitutions or distributions of Margin permitted under the Agreement, and will inform the Secured Party upon request of the kind and amount of Margin pledged to the Secured Party.

         5. In the event that (i) the Secured Party advises the Pledgor in an Advice from the Secured Party that the Secured Party has exercised an Option sold by the Pledgor and the Pledgor does not promptly notify the Secured Party by telephone of the Pledgor's intention to comply with the Notice of Exercise by making payment or delivery, as the case may be, as required under the terms of such Option plus payment of applicable commissions or other charges; or (ii) the Pledgor, having received such Notice of Exercise, fails to make such payment or delivery, or cause such payment or delivery to be made, then the Secured Party will immediately notify the Pledgor in an Advice from the Secured Party of such failure to give telephone notice or failure to make payment or delivery, as applicable, and may, after transmittal of an Advice from the Secured Party of its intention to do so and only if the Pledgor does not promptly make payment or delivery to the Secured Party, direct the Custodian to take any action necessary to fully satisfy Pledgor's obligations to the Secured Party, including any of the Secured Party's rights and remedies under Part XX of the Schedule.

         6. With respect to any losses or liabilities, the Custodian shall be protected in acting pursuant to any instructions from the Pledgor or Advices from the Secured Party believed by the Custodian in good faith to be genuine and authorized. The Pledgor agrees to indemnify the Custodian for, and hold it harmless against, any loss, liability or expense incurred by the Custodian, without negligence or bad faith on the part of the Custodian, arising out of this Addendum.

         7. The Secured Party shall not be liable for any losses, costs, damages, liabilities or expenses suffered or incurred by the Pledgor as a result of any actions taken under this Addendum, or any other action taken or not taken by the Secured Party hereunder for the Pledgor's account at the Pledgor's direction or otherwise, except to the extent that such loss, cost, damage, liability or expense is the result of the Secured Party's own recklessness, willful misconduct or bad faith.

                                   Addendum-2

         8. The Pledgor continuously represents and warrants to the Secured Party that securities included at any time in the Margin shall be in good deliverable form (or Custodian shall have the unrestricted power to put such securities into good deliverable form) in accordance with the requirements of such exchanges as may be the primary market or markets for such securities. Each of the Pledgor, the Secured Party and the Custodian continuously represents and warrants that:

a) it has duly executed and delivered this Addendum, and has all requisite power, authority and approvals to enter into and perform its obligations hereunder; and

b) this Addendum is its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles.

         The Secured Party and the Pledgor hereby acknowledge that the Custodian holds securities and cash as custodian for its customers through sub-custodians, depositaries and deposit-taking banks which maintain omnibus accounts on behalf of customers of the Custodian. Securities held in the Special Custody Account may be held at the Depository Trust Company or other book-entry depository systems in the account of the Custodian, save that Margin denominated in currencies other than US Dollars may be held by a sub-custodian for the Custodian other than in book-entry form. U.S. Treasury securities shall be held in a Treasury/Reserve Automated Debt Entry System ("TRADES") Participant's securities account of the Custodian or of the Custodian's sub-custodian for the account of the Custodian at the Federal Reserve Bank.

         9. A monthly statement will be provided by the Custodian to the Secured Party and the Pledgor listing all Margin held in the Special Custody Account. The Custodian will also advise the Secured Party upon request, at any time, of the kind and amount of Margin pledged to the Secured Party. It is agreed that, notwithstanding any language to the contrary in Custodian's form of confirmation, the Custodian holds the Margin as agent of the Secured Party as pledgee hereunder, not as escrow agent. The Custodian makes no representations as to the existence, perfection or enforceability of any security interest, charge, lien or other rights of the Pledgor in or to the Margin.

         10. The Pledgor shall pay the Custodian as compensation for its services pursuant to this Addendum such compensation as may from time to time be agreed upon in writing between the Pledgor and the Custodian.

         11. No amendment to this Addendum shall be effective unless in writing and signed by an authorized officer of each of the Secured Party, the Pledgor, and the Custodian.

         12. This Addendum may be executed in one or more counterparts, all of which together shall constitute but one and the same instrument.

         13. Any of the parties hereto may terminate the custodial relationship by notice, given at least 10 business days prior to the date of such intended termination, in writing to the other parties hereto; provided, however, that should the Custodian or the Pledgor seek to terminate, then the Pledgor must designate a replacement Custodian, which the Secured Party has, in the exercise of its sole discretion, approved. Custodian agrees to remain as the Custodian until such time as a replacement Custodian has been approved and such replacement Custodian has agreed to the terms of its service hereunder and under the Agreement.

                                   Addendum-3

Written communications hereunder shall be sent in the manner specified in the Agreement addressed:

         (a)  If to Custodian, to:
                  Dean Witter Reynolds Inc.
                  2 World Trade Center
                  New York, New York 10048
                  Attention:  Robert Murray - Managed Futures Department
                  Phone:   212-392-7404
                  Fax:     212-392-2804

         (b)  If to the Pledgor, to:
                  Demeter Management Corporation
                  Morgan Stanley Dean Witter & Co.
                  2 World Trade Center
                  62nd Floor
                  New York, New York 10048
                  Attention: Managed Futures Department
                  Phone:   212-392-3270
                  Fax:     212-392-1306

         (c)  If to the Secured Party, to:
                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  4th floor
                  New York, New York 10036
                  Attention: Foreign Exchange Trading Desk
                  Phone: (212) 761-2700
                  Fax:      (212) 761-0296

         14. This Addendum will be governed by the laws of the State of New York applicable to transactions entered into and to be performed wholly within the State of New York.

                                           DEMETER MANAGEMENT CORPORATION

                                           on behalf of ______________________

                                                     By:
                                                           --------------------
                                                     Name:
                                                           --------------------
                                                     Title:
                                                           --------------------



                                           MORGAN STANLEY & CO. INCORPORATED

                                                     By:
                                                           --------------------
                                                     Name:
                                                           --------------------
                                                     Title:
                                                           --------------------


                                   Addendum-4

                                           DEAN WITTER REYNOLDS INC.
                                              (for purposes of this Addendum)

                                                     By:
                                                           --------------------
                                                     Name:
                                                           --------------------
                                                     Title:
                                                           --------------------


                                   Addendum-5